VONTOBEL U.S. VALUE FUND
                      VONTOBEL INTERNATIONAL EQUITY FUND
                     VONTOBEL EMERGING MARKETS EQUITY FUND
                     VONTOBEL EASTERN EUROPEAN EQUITY FUND
                       VONTOBEL INTERNATIONAL BOND FUND
                      VONTOBEL EASTERN EUROPEAN DEBT FUND


                                 PORTFOLIOS OF

                             VONTOBEL FUNDS, INC.
                        A "SERIES" INVESTMENT COMPANY

1500 Forest Avenue                              PROSPECTUS
Suite 223                                       Dated August 18, 1997
Richmond, Virginia 23229
Telephone:  1-800-527-9500

      Vontobel Funds, Inc. ("the "Company") (formerly named, The World Funds, Inc.) is an open-end management investment company commonly known as a "mutual fund." A "series" mutual fund offers investors a choice of investment objectives, with each series having its own separate and distinct portfolio of investments and operating much like a separate mutual fund. This Prospectus offers shares of the following six series (each, a "Fund") of the Company:

      Vontobel U.S. Value Fund ("Value Fund") seeks to achieve long-term capital returns in excess of the broad market by investing in a carefully selected, continuously managed non-diversified portfolio composed principally of equity securities ("Equity Securities," which include securities convertible into equity securities, such as warrants, convertible bonds, debentures or convertible preferred stock) traded on U.S. exchanges. Vontobel International Equity Fund ("International Equity Fund") (formerly named, Vontobel EuroPacific Fund) seeks to achieve capital appreciation by investing in a carefully selected and continuously managed diversified portfolio consisting primarily of Equity Securities of issuers located in Europe and the Pacific Basin. Vontobel Emerging Markets Equity Fund ("Emerging Markets Fund") seeks to achieve long-term capital appreciation by investing in a carefully selected and continuously managed portfolio consisting primarily of Equity Securities of issuers in developing countries around the world. Vontobel Eastern European Equity Fund ("E. European Equity Fund") seeks to achieve capital appreciation by investing in a carefully selected and continuously managed diversified portfolio consisting primarily of Equity Securities of issuers located in Eastern Europe. Vontobel International Bond Fund ("Bond Fund") seeks to maximize total return from capital growth and income by investing in a non-diversified portfolio composed primarily of fixed income securities traded in bond markets outside the U.S.

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



      Vontobel Eastern European Debt Fund ("E. European Debt Fund") seeks to maximize total return from capital growth and income by investing in a carefully selected and continuously managed non-diversified portfolio consisting primarily of debt instruments issued by borrowers located in Eastern European countries.

      The Value, Bond and E. European Debt Funds are non-diversified series, and the other three Funds are diversified series, of the Company for purposes of the Investment Company Act of 1940, as amended. Investors will be able to exchange all or part of their investment from one Fund to another or to certain other mutual funds, under conditions set by the Company.

      SHARES IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.
AMOUNTS INVESTED IN THE FUNDS ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

      This Prospectus sets forth concisely the information about the Funds that a prospective investor should know before investing. It should be read and retained for future reference. More information about the Funds has been filed with the Securities and Exchange Commission and is contained in the "Statement of Additional Information," dated August 18, 1997, which is available at no charge upon written request to the Company. The Funds' Statement of Additional Information is incorporated herein by reference.

      THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


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                                     -2-

                              TABLE OF CONTENTS
                                                                          PAGE


PROSPECTUS SUMMARY...........................................................1

FUND EXPENSES................................................................3

FINANCIAL HIGHLIGHTS.........................................................5

1996 PERFORMANCE............................................................10

THE FUNDS' INVESTMENTS AND POLICIES.........................................12

ADDITIONAL INFORMATION ON POLICIES AND INVESTMENTS..........................44

SPECIAL RISK CONSIDERATIONS.................................................48

INVESTMENT RESTRICTIONS.....................................................50

PERFORMANCE TERMS AND COMPUTATIONS..........................................51

THE COMPANY'S MANAGEMENT....................................................52

HOW TO INVEST...............................................................56

HOW TO REDEEM SHARES........................................................57

HOW TO TRANSFER SHARES......................................................59

ACCOUNT STATEMENTS AND SHAREHOLDER REPORTS..................................60

SPECIAL SHAREHOLDER SERVICES................................................60

HOW NET ASSET VALUE IS DETERMINED...........................................60

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS...................................61

TAXES.......................................................................62

GENERAL INFORMATION ABOUT THE COMPANY.......................................63

TO OBTAIN MORE INFORMATION..................................................64

194880.11

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                      P R O S P E C T U S S U M M A R Y


      The following summary is qualified in its entirety by the more detailed information appearing in the body of this Prospectus.

Investment Objectives
            Vontobel U.S. Value Fund ("Value Fund") seeks to achieve long-term capital returns in excess of the broad market by investing in a carefully selected, continuously managed non-diversified portfolio composed principally of equity securities ("Equity Securities," which include securities convertible into equity securities, such as warrants, convertible bonds, debentures or convertible preferred stock) traded on U.S. exchanges. Vontobel International Equity Fund ("International Equity Fund") seeks to achieve capital appreciation by investing in a carefully selected and continuously managed diversified portfolio consisting primarily of Equity Securities of issuers located in Europe and the Pacific Basin. Vontobel Emerging Markets Equity Fund ("Emerging Markets Fund") seeks to achieve long-term capital appreciation by investing in a carefully selected and continuously managed portfolio consisting primarily of Equity Securities of issuers in developing countries around the world. Vontobel Eastern European Equity Fund ("E. European Equity Fund") seeks to achieve capital appreciation by investing in a carefully selected and continuously managed diversified portfolio consisting primarily of Equity Securities, of issuers located in Eastern Europe.
                  Vontobel  International  Bond  Fund  ("Bond  Fund")  seeks  to maximize total return from capital growth and income by investing in a non-diversified portfolio composed primarily of fixed income securities traded in bond markets outside the U.S. Vontobel Eastern European Debt Fund ("E. European Debt Fund") seeks to maximize total return from capital growth and income by investing in a carefully selected and continuously managed non-diversified portfolio consisting primarily of debt instruments issued by borrowers located in Eastern European countries.
      See "The Funds' Investments and Policies" on Page 12.

Principal Investments  The Funds' primary investments:
      Value Fund - Equity Securities traded on U.S. exchanges.
            International Equity Fund - Equity Securities principally of issuers located in Europe and the Pacific Basin. Emerging Markets Fund - Equity Securities principally of issuers in developing countries around the world. E. European Equity Fund - Equity Securities principally of issuers located in Eastern Europe.
      Bond Fund - primarily fixed income securities traded in bond markets outside the U.S.

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



E. European Debt Fund - primarily fixed income securities of issuers located in Eastern Europe. See "The Funds' Investments and Policies" on Page 12.

     Investment Advisor Vontobel USA Inc. (the "Advisor") is the investment advisor and manages the investments of each Fund according to its investment objective and policies. See "The Company's Management" on Page 52.

      Distributions/Dividends Paid annually from available capital gains and income. See "Dividends and Capital Gains Distributions" on Page 61.

     Reinvestment Distributions may be reinvested automatically. See "Dividends and Capital Gains Distributions" on Page 61.

      Purchases Initial purchase is $1,000 minimum. Subsequent purchases must be a minimum of $50. Shares of the Funds are offered for sale without a sales charge through the distributor, Vontobel Fund Distributors (see "How to Invest" on Page 56).

      Net Asset Value Quoted daily in the financial section of most newspapers under Vontobel. Additional information may also be obtained by calling 1-800-527-9500. See "How the Net Asset Value is Determined" on Page 60.

      Principal Risk Factors There can be no assurance that a Fund will achieve its investment objective. An investor should consider other factors, including the following: the International Equity Fund, Emerging Markets,
      E. European Equity Fund, Bond Fund and E. European Debt Fund (each, an "International Fund") invest in foreign securities, and consequently may be affected by currency fluctuations or exchange controls, foreign taxes, differences in accounting procedures, less supervision and regulation of security markets, political or social instability and other risks. Each International Fund may utilize various investment strategies, including purchasing and selling exchange listed and over-the-counter put and call options on securities, fixed income indices and other financial instruments, purchasing and selling financial futures contracts and options thereon and entering into various interest rate transactions and currency transactions. Each of these strategies entail special risks. The Funds may invest in repurchase agreements and the Bond Fund may invest in reverse repurchase agreements. Investing in such securities entails risks. See "Special Risk Considerations" on Page 48.



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                                     -2-


                                FUND EXPENSES

      The following table illustrates all expenses and fees that shareholders in the Funds will incur.

-----------------------------------------------------------------------------------------------------
                                  Value   International  Emerging    E. European    Bond    E. European
Shareholder Transaction ExpensesFund   Equity Fund  Markets Fund  Equity Fund    Fund     Debt Fund
=====================================================================================================
Sales Load Imposed on Purchases None      None          None          None       None       None
-----------------------------------------------------------------------------------------------------
Sales Load Imposed on ReinvestedNone      None          None          None       None       None
Dividends
-----------------------------------------------------------------------------------------------------
Redemption Fees                None1      None1       None1,3       None1,3      None1     None1,3
-----------------------------------------------------------------------------------------------------
Exchange Fees                  None2      None2        None2         None2       None2      None2
-----------------------------------------------------------------------------------------------------

1     A shareholder electing to redeem shares via a telephone request will be charged $10 for each such redemption request.
2     A shareholder may be charged a $10 fee for each telephone exchange.
3     A 2% redemption fee is charged on shares held less than six months.

------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (aValue  InternationalEmerging  E. European   Bond   E. European
percentage of average daily net aFunds) Equity FundMarkets FundEquity Fund   Fund    Debt Fund
================================================================================================
Management Fee                  0.95%*     0.93%      1.25%       1.25%     1.00%      1.25%
------------------------------------------------------------------------------------------------
12b-1 Fees                       None      None        None       None       None      None
------------------------------------------------------------------------------------------------
Other Operating Expenses        0.48%*    0.46%*      0.46%       0.46%     0.52%*     0.46%
------------------------------------------------------------------------------------------------
      Total Fund Operating Expen1.43%*    1.39%*      1.71%       1.71%     1.52%*     1.71%
------------------------------------------------------------------------------------------------


* The Advisor has voluntarily agreed to waive a portion of its Management Fee and custodian fee credits have reduced Other Operating Expenses as set forth above. For the Emerging Markets and E. European Debt Funds, Other Operating Expenses are based on estimated amounts for the current fiscal year. Set forth below, for each Fund as applicable, are the management fees and total operating expenses absent such fee waivers and/or expense credits as a percentage of the average daily net assets of each such Fund:

------------------------------------------------------------------------------------------------
                                    Value  InternationalEmerging  E. European   Bond   E. European
                                 Fund   Equity FundMarkets FundEquity Fund   Fund    Debt Fund
================================================================================================
Management Fees Absent Fee Waiver1.00%     0.93%      1.25%       1.25%     1.00%      1.25%
------------------------------------------------------------------------------------------------
Other Operating Expenses Absent Expense
Credits                          0.53%     0.67%      0.77%       0.77%     0.84%      0.77%
------------------------------------------------------------------------------------------------
  Total Operating Expenses Absent Fee
  Waivers/Expense Credits        1.53%     1.60%      2.02%       2.02%     1.84%      2.02%
================================================================================================
+ Information  concerning  reductions in the management  fees due to higher Fund asset levels appears on page 54.

      The purpose of these tables is to assist  investors in  understanding  the various  costs  and  expenses  that  they  will  bear  directly  or  indirectly.
Management expects that, to the extent that
194880.11
                                     -3-

the Funds increase in size, their Other Operating Expenses will decline as an annual percentage rate reflecting economies of scale.

Example

      The following examples illustrate the expenses that an investor would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return, and (2) redemption at the end of each time period. As noted in the table above, the Funds do not charge redemption fees (apart from small per transaction charges for telephone redemption and/or exchange service fees and the redemption fee of the E. European Equity Fund that is not charged on shares held six months or more, as noted above).


Fund                   1 Year   3 Years 5 Years 10 Years
----                   ------   ------- ------- --------

Value                    $16      $48     $83     $182

International Equity     $16      $50     $87     $190

Emerging Markets         $21      $63      *        *

E. European Equity       $21      $63    $109     $235

Bond                     $19      $58    $100     $216

E. European Debt         $21      $63      *        *



* Fund is a new registrant and estimated expenses for five years and ten years are not projected.

      These examples should not be considered a representation of past or future expenses or performances. Actual expenses may be greater or lesser than those shown.


194880.11
                                     -4-

                             FINANCIAL HIGHLIGHTS

      The Financial Highlights for the Funds for the periods indicated below have been examined by Tait, Weller and Baker, independent certified public accountants, whose unqualified reports thereon appear with the Funds' audited financial statements in the Annual Reports to Shareholders of the Value, International Equity, E. European Equity and Bond Funds for the year ended December 31, 1996 (each, an "Annual Report"). The financial statements of the foregoing Funds and the reports thereon are incorporated by reference in this Prospectus from the Annual Reports. Additional performance information for each of the foregoing Funds is included in its Annual Report. The Annual Reports and the financial statements therein are available at no cost upon request to the Company at the address and telephone number noted on the cover page of this Prospectus. The Emerging Markets and E. European Debt Funds had not commenced operations as of December 31, 1996.


                                Vontobel U.S. Value Fund
                     For a Share Outstanding Throughout Each Period

                                                                             Mar. 30* to
                                                Years ended December 31,      Dec. 31

Per Share Operating Performance    1996  1995     1994   1993  1992  1991    1990
                                   ----  ----     ----   ----  ----  ----    ----
Net asset value, beginning of period   $13.25  $10.26     $12.64   $12.00  $11.36   $ 8.86            $10.00
                                       ------  ------     ------   ------  ------   ------            ------
Income from investment operations-
   Net investment income        0.17        0.05     0.09   0.16   0.10      0.07         0.14
   Net realized and unrealized gain (loss) on
    investments                 2.65         4.09     (0.08)   0.56   1.70    3.23         (1.13)
                                ----        -----    -------- -----  -----   -----        -------
     Total from investment operations  2.82    4.14    0.01  0.72   1.80      3.30               (0.99)
                                       ----   -----  ------ -----  -----     -----              -------
Less distributions-
   Distributions from net investment income(0.19)    (0.04)      (0.23)    (0.02) (0.10)  (0.06)                  (0.15)
   Distributions from realized gains on
    investments              (2.10)    (1.11)      (2.16)  (0.06)  (1.06)   (0.74)      0.00
                             ------    ------      ------ -------  ------  -------     -----
     Total distributions      (2.29)        (1.15)   (2.39)   (0.08)  (1.16)   (0.80)      (.15)
                              ------        ------   ------  -------  ------  -------     ------
Net asset value, end of period    $13.78      $13.25      $10.26   $12.64  $12.00      $11.36                     $  8.86
                                  ======      ======      ======   ======  ======      ======                     =======
Total Return                   21.28%  40.36%   .02%   6.00%     16.30%    37.29%      (9.90%)
                               ======  ======   ====   =====     ======    ======      =======
Ratios/Supplemental Data
Net assets, end of period (000)      $69,552  $55,103 $29,852 $34,720 $31,335 $22,315  $9,488
Ratio to average net assets-(A)
   Expenses (B)                 1.48%  1.65%   1.62%   1.82%     1.96%     2.54%    1.94%*
   Expenses-net (C)             1.43%  1.50%   1.62%   1.82%     1.96%     2.54%    1.94%*
   Net investment income        0.63%  0.23%    .76%   1.23%     .76%   .92%      1.48%*
Portfolio turnover rate       108.36%  95.93% 98.80% 137.32%     99.66%    166.46%     87.29%
Average brokerage commissions per share $0.0883  --    --     --     --      --     --

* Commencement of Operations was March 31, 1990; ratios are annualized.
(A)Management  fee  waivers   reduced  the  expense  ratios  and  increased  net
   investment income ratios by 0.04% in 1996, 0.06% in 1995 and 0.09% in 1990.
(B)Expense ratio has been increased to include additional custodian fees in 1996 and 1995 which were offset by custodian fee credits;  prior to 1995 custodian fee credits reduced expense ratios.
(C)Expense  ratio-net  reflects the effect of the custodian fee credits the Fund received.

194880.11
                                       -5-



                           Vontobel International Equity Fund
                     For a Share Outstanding Throughout Each Period

                                             Years ended December 31,

                                   1996    1995   1994   1993      1992    1991
                                ----    ----   ----   ----      ----    ----
Per Share Operating Performance
Net asset value, beginning of period  $17.13    $16.23      $17.22 $12.23      $12.67     $10.67
                                      ------    ------      ------ ------      ------     ------
Income from investment operations-
   Net investment income        0.03        0.16   0.01     0.08      0.08     0.00
   Net realized and unrealized gain
      (loss) on investments     2.85        1.61   (0.92)   4.91      (0.38)   2.00
                                ----        ----   ------   ----      ------   ----
     Total from investment operations 2.88      1.77   (.91)     4.99      (0.30)   2.00
                                      ----      ----   -----     ----      ------   ----
Less distributions-
   Distributions from net investment
     income                  (0.03)    (0.17)   (0.08)   0.00    (0.08)    0.00
   Distributions from realized gains  (1.76)    (0.70)   0.00      0.00    0.00        0.00
   Distributions in excess of realized
     gains                   0.00      0.00     0.00   0.00      (0.06)    0.00
                             ----      ----     ----   ----      ------    ----
     Total distributions     (1.79)    (0.87)   (0.08)      --   (0.14)    0.00
                             ------    ------   ------    -----  ------    ----
Net asset value, end of period    $18.22      $17.13   $16.23    $17.22    $12.23      $12.67
Total Return                   16.98%  10.91%   (5.28%)     40.80%    (2.37%)  18.74%
Ratios/Supplemental Data
Net assets, end of period (000's)   $151,710  $130,505  $138,174      $136,932 $47,761  $25,611
Ratio to average net assets-
   Expenses (B)              1.60%     1.63%    1.54%    1.77%     1.98%       2.71%(A)
   Expenses-net (C)          1.39%     1.53%    1.54%    1.77%     1.98%       2.71%(A)
   Net investment income        0.15%    .41%    .08%       .85%    .79%       .02%(A)
Portfolio turnover rate        54.58%  68.43%   34.04%      10.66%    27.42%      3.40%
Average commission rate paid per
  share                      $0.0279   --       --      --        --       --

(A) Management fee waivers and expense reimbursements reduced the expense ratio and increased the net investment income ratio by .07% in 1991.
(B) Expense ratio has been increased to include additional custodian fees in 1996 and 1995 which were offset by custodian fee credits. Prior to 1995, custodian fee credits reduced expense ratios.
(C) Expense ratio-net reflects the effect of the custodian fee credits the Fund received.


194880.11
                                          -6-


                                            Vontobel International Equity Fund
                                                        (continued)
                                                  Years Ended December 31,

                                      1990      1989(D)     1988(D) 1987(D)
                                      ----      -------     ------- -------
Per Share Operating Performance
Net asset value, beginning of period  $12.24           $11.17     $10.27      $10.00
                                      ------           ------     ------      ------
Income from investment operations-
      Net investment income             .02            (.09)      (.03)       (.06)
      Net realized and unrealized gain
            (loss) on investments     (1.54)     1.21         .96         .33
                                      ------     ----        ----       -----
 Total from  investment operations    (1.52)    1.12          .93         .27
                                      ------    ----         ----       -----
Less distributions-
 Distributions from net investment income  (.02)       0.00       0.00        0.00
 Distributions in excess of realized gains  (.03)      (.05)      (.03)       0.00
                                            -----      -----      -----       ----
 Total distributions                  (.05)     (.05)       (.03)        0.00
                                      -----     -----       -----        ----
Net asset value, end of period        $10.67           $12.24     $11.17      $10.27
                                      ======           ======     ======      ======
Total Return                          (12.42%)  10.03%       9.06%            2.70%
Ratios/Supplemental Data
Net assets, end of period (000's)     $10,074   $2,564      $2,732      $1,109
Ratio to average net assets-
      Expenses(B)                      2.76%     2.99%       2.99%            4.35%
      Expenses-net(C)                 2.76%(A)  2.99%(A)    2.99%(A)    4.35%(A)
      Net investment income             .25%(A) (.83%)(A)   (.57%)(A)   (.50%)(A)
Portfolio turnover rate               60.87%    84.56%      18.60%            80.00%



(A) Management fee waivers and expense reimbursements reduced the expense ratio and increased the net investment income ratio by .69%, 3.11%, 5.03% and 1.00% in 1990, 1989, 1988 and 1987, respectively.
(B) Expense ratio has been increased to include additional custodian fees in 1995 which were offset by custodian fee credits. Prior to 1995, custodian fee credits reduced expense ratios.
(C) Expense ratio-net reflects the effect of the custodian fee credits the Fund received.
(D) Periods during which the Fund was advised by other investment  advisors.  On
    July 6, 1990, the Fund's current investment advisor was appointed and the Fund's investment objective was changed to its current status.


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                                          -7-




                     Vontobel Eastern European Equity Fund
                 For a Share Outstanding Throughout the Period


                                                            February 15* to
                                                                 December 31, 1996

Per Share Operating Performance
Net asset value, beginning of period                           $10.00
                                                               ------
Income from investment operations-
Net investment loss                                          (0.06)
Net realized and unrealized gain on investments                  4.95
                                                                -----
Total from investment operations                                 4.89
                                                                -----
Net asset value, end of period                                 $14.89
                                                               ======

Total Return                                                    48.90%

Ratios/Supplemental Data
Net assets, end of period (000's)                                 $61,853
Ratio to average net assets-
Expense (A)                                                      2.02%**
Expense ratio-net (B)                                            1.71%**
Net investment loss                                          (1.07)%**
Portfolio turnover rate                                         38.69%
Average commission rate paid per share                          $0.0737


*  Commencement of Operations
** Annualized
(A)Expense ratio has been increased to include additional custodian fees which were offset by custodian fee credits. (B)Expense ratio-net reflects the effect of the custodian fee credits the Fund received.


194880.11
                                     -8-



                            Vontobel International Bond Fund
                      For a Share Outstanding Throughout the Period

                                                 Year Ended     Year Ended   March 1* to
                                                   Dec. 31, 1996  Dec. 31, 1995 Dec. 31, 1994
                                                -------------  ------------- -------------
Per Share Operating Performance
Net asset value, beginning of period            $10.60             $ 9.48   $10.00
                                                ------             ------   ------
Income from investment operations-
   Net investment income                        0.47             0.61         0.70
   Net realized and unrealized gain (loss) on
     investments                                  0.32               1.06   (0.50)
                                                ------             ------  ------
     Total from investment operations             0.79               1.67     0.20
                                                ------             ------   ------
Less distributions-
   Distributions from net investment income     (0.40)         (0.55)      (0.70)
   Distributions from realized gains on
     investments                                (0.06)
   Distributions in excess of net investment
     income                                           --          --        (0.02)
                                                    ------      ------     ------
     Total distributions                          (0.46)         (0.55)      (0.72)
                                                --------       -------     -------
Net asset value, end of period                   $10.93            $10.60   $ 9.48
                                                =======            ======   ======
Total Return                                      7.51%         17.60%        1.98%
                                                 ======         ======       ======
Ratios/Supplemental Data
Net assets, end of period (000)                 $26,879          $16,253      $10,235
Ratio to average net assets (A)
   Expense (B)                                    1.84%          1.76%        1.35%**
   Expense ratio-net (C)                          1.52%          1.35%        1.35%**
   Net investment income                        4.78%          5.38%          3.99%**
Portfolio turnover rate                          19.89%         18.63%       19.00%



*   Commencement of Operations
**  Annualized
(A) Management fee waivers reduced the expense ratios and increased the ratios of net investment income by 0.20% in 1996, 1.00% in 1995 and 0.19% in 1994.
(B) Expense ratio has been increased to include additional custodian fees in 1996 and 1995 that were offset by custodian fee credits; prior to 1995 custodian fee credits reduced the expense ratio.
(C) Expense ratio-net reflects the effect of the custodian fee credits the Fund received.


194880.11
                                          -9-

                               1996 PERFORMANCE

     The Emerging Markets and E. European Debt Funds did not commence operations in 1996 and had no performance in that year.

                           VONTOBEL U.S. VALUE FUND

      The Value Fund produced a total return of 21.3% for the year, versus the 23.0% return for the S&P 500 with income and 20.8% for the average growth and income equity fund tracked by Lipper Analytical Services, Inc. For the second consecutive year, holders of U.S. stocks in 1996 experienced total returns well above the historical trendline. Perhaps the most notable aspect of the market's move over the past twelve months was the heady outperformance of large-cap stocks. The Dow Jones Industrial Average, comprised of 30 of America's largest, most well-known companies, led the pack in 1996, providing a total return of 28.7% for the year, well ahead of the broader S&P 500's 23.0% total return, and almost double the return on the Russell 2000, an index representing relatively small companies. The Fund's underperformance was not surprising given its strict adherence to an investment style that dictates the sale of securities held as they approach established price targets. The Advisor therefore reduced the Fund's holdings in many companies during the year whose stocks subsequently appreciated even further. Gillette, for example, represented 4.4% of total assets at the start of 1996. This great company met everyone's expectations over the course of the year, and entered into an agreement to purchase Duracell in the fourth quarter, further capturing investors' imaginations. The Advisor sold the last of the Fund's Gillette shares shortly after the acquisition was announced. In examining and rejecting many individual companies for possible investment, it is not so much that the Advisor does not like the companies, but that the Advisor feels their stock prices do not offer the relative safety of principal and potential of a satisfactory return that the Fund seeks. Because the Advisor experienced difficulty in identifying compelling new investments in 1996, the Fund carried a large cash position throughout much of the year, which penalized performance to the extent that cash underperformed stocks in 1996.

                      VONTOBEL INTERNATIONAL EQUITY FUND

      The International Equity Fund produced a total return of 17.0% for the year, versus the 6.0% return of the MSCI Europe, Australia, Far East Index and 11.8% for the average international equity fund tracked by Lipper Analytical Services, Inc. Again in 1996, global markets turned in strong performances as economic growth ranged from moderate to tepid, and inflation remained tame. Except for the UK, central banks remained accommodative, which was the major support for the markets' multiple expansion during the year. The Fund's performance benefitted primarily from the shift in country allocation in the first quarter, when the Advisor increased the weighting in Europe at the expense of Japan and the emerging markets. Since, at the beginning of the year, the Advisor could not find a great number of attractively valued companies in Japan, the Advisor turned instead to Europe, which offered attractive valuations from both a top-down and bottom-up standpoint. The key factors in the Advisor's top-down

194880.11
                                     -10-
valuation process are the comparison of bond market versus equity market valuations, and the rate of change in the direction of interest rates, both of which pointed to equity market valuations, and the rate of change in the direction of interest rates, both of which pointed to double-digit-return expectations for European markets based on their historical behavior. At the end of 1996 the Fund's weighting in Europe was 59.1%, versus 49.7% at the end of 1995. The Japanese domestic economy remains very weak, and the lack of progress in addressing the issues in the financial sector remains a negative for the sector and the stock market as a whole, at least in the short term. The average price to earnings multiple of the Fund's Japanese holdings is about 25X and the price to sales ratio is 2.3, which represents not only a large discount to the domestic equity markets but is comparable with international markets. At year end the Fund's weighting was 22.9%, versus 29.7%, at the end of 1995. To protect the value of the Fund's portfolio against the adverse effects of an appreciating U.S. dollar, the Fund had hedge contracts covering approximately 65% of the portfolio's exposure to the DM bloc, the French franc, the Swiss franc and the Japanese yen. The Fund had no hedges against the Fund's holdings in pound sterling, which turned out to be a good call since the British pound was one of the few currencies to appreciate against the dollar during the year.

                     VONTOBEL EASTERN EUROPEAN EQUITY FUND

      The E. European Equity Fund produced a total return of 48.9% for the period from inception on February 15, 1996 through December 31, 1996, versus the 23.9% return of the Nomura Research Inc. Eastern European Index ("NRI Index") for the same period. The Fund's fourth quarter performance ranked 23rd out of 115 emerging markets funds tracked by Lipper Analytical Services, Inc. In the second and third quarters the Fund ranked 1st out of 90 and 99 funds, respectively. 1996 was a momentous year for investors in Central and Eastern European equities as the more advanced markets (Hungary, Poland and the Czech Republic) consolidated their credibility, attracting an estimated flow of US$ 5 billion in new funds to the region's bourses. Russia, Hungary and Poland were among the world's five top-performing markets, in both local currency and U.S. dollar terms. Russia, the world's best-performing market in 1996, was rated for the first time in its history and successfully placed a US$ 1 billion 5-year bond issue in international capital. The Fund's performance benefitted from the improved credit standings of Central and Eastern European nations, spurring heavy capital inflows into the region. It further benefitted from the increased allocation to Russia from 5% in the second quarter to 16% by year end. It should be noted that the NRI Index used for comparative purposes has no exposure to the Russian market. Eastern European equities are a relatively new asset class. As the investment industry further develops and refines its indices, the Advisor may select a new benchmark in the future that more appropriately reflects its country allocation.

                       VONTOBEL INTERNATIONAL BOND FUND

     The Bond Fund produced a total return of 7.5% for the year, versus the 5.3% return of the J.P. Morgan Government Bond Index ex-U.S. and 8.8% for the average global fixed income fund tracked by Lipper Analytical Services, Inc. During the first half of 1995, U.S. dollar weakness contributed to over half of international bond market returns. In the second half,

194880.11
                                     -11-
particularly the last quarter, international bond markets were propelled by falling yields as inflation remained subdued not only in Europe and Japan but also in the U.S. European bond markets posted double-digit returns in U.S. dollar terms, led by Sweden, Denmark, Spain, the Netherlands and France. In contrast, the Japanese market, the best-performer in the first quarter, ended the year with the lowest U.S dollar return in the benchmark index, 10.4%. An added factor in the European markets was the re-commitment of the European Union to introduce a single European currency within the 1999 timetable. The Fund remained overweighted in the European markets of Denmark, Germany and Ireland. It was also overweighted in the Australian market, given the Advisor's positive outlook for both the Australian currency and bond market. Thanks to its continued lack of exposure to the Japanese yen bond market, the Fund outperformed its benchmark by 2.3%. However, it fell shy of the average return of 8.8% of the 44 international bond funds in the Lipper universe. With its emphasis on high-quality investment-grade debt, the Fund, unlike many of its peers, held no positions in high-flying emerging markets debt, the year's best-performing asset class. About 23% of the Fund's assets were held in U.S. dollar and foreign cash and short-term instruments. Some 11% of the Fund's non-dollar-related assets were hedged to safeguard against possible further U.S. dollar appreciation.


                      THE FUNDS' INVESTMENTS AND POLICIES

                             VONTOBEL FUNDS, INC.

      The Funds are series of Vontobel Funds, Inc. (the "Company"), an open-end management investment company incorporated in Maryland in 1983. The Company currently consists of six series, and the Board of Directors may elect to add more series in the future. A minimum initial investment of $1,000 is required to open a shareholder account in each Fund, and each subsequent investment must be $50 or more.

      The investment objective of each Fund is fundamental and may not be changed without the approval of shareholders. The investment policies of each Fund are not fundamental, however, and may be changed with the approval of the Company's Board of Directors. All investments entail some risks and there is no assurance that the investment objective of a Fund can be achieved. See "Special Risk Considerations" below.

                           VONTOBEL U.S. VALUE FUND

      Investment  Objective.  The  investment  objective of the Value Fund is to seek to  achieve  long-term  capital  returns  in excess of the broad  market by investing in a carefully selected, continuously managed non-diversified portfolio of principally equity securities (including securities convertible into equity securities, such as warrants, convertible bonds, debentures, or convertible preferred stock) traded on U.S. exchanges. The Advisor uses the S&P 500 as the benchmark for the broad market against which the performance of the Value Fund is measured.


194880.11
                                     -12-

      The Value Fund operates as a non-diversified fund for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), but will seek to qualify as a diversified investment company for purposes of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

      Investment Policies. The Value Fund is designed for individuals and institutions who need a core exposure to U.S. equity markets. It is the policy of the Value Fund to invest primarily in equity securities (common stocks or securities convertible into common stocks) that are listed on a securities exchange or that have an established over-the-counter market.

      It is not the intention of the Advisor to attempt to time the direction of the market or to forecast future changes regarding interest rates or the economy. As an equity fund the Value Fund will have at least 65% of its assets invested in common stocks or securities convertible into common stocks.

      Since the Value Fund seeks to achieve capital appreciation, it will dispose of a security, regardless of the time it has been held, to establish gains, to avoid anticipated reductions of value, or to reduce or eliminate a position in a security which is no longer believed to offer the potential for suitable gains. Portfolio turnover is expected not to exceed an annual rate of 100% under normal circumstances. Such a turnover rate may reflect substantial short term trading and corresponding brokerage costs which the Value Fund must pay. A higher portfolio turnover rate may result in additional brokerage commissions or expenses to the Value Fund.

      The selection of the securities in which the Value Fund will invest will not be limited to companies of any particular size, or to securities traded in any particular marketplace, and will be based only upon the expected contribution such securities would make to the investment objective. The Value Fund may assume a temporary defensive posture. See "Additional Information on Policies and Investments - Temporary Defensive Positions" below. For additional information regarding investments and a description of additional permitted investments, see "Additional Information on Policies and Investments."

      The Value Fund is a "non-diversified" investment company under Federal securities laws, and therefore may invest a larger portion of its assets in certain issuers, including foreign governments and domestic issuers other than the U.S. government. It may invest more than 5% of its assets in government debt securities of the U.S. However, because it intends to qualify as a "regulated investment company" for purposes of Subchapter M of the Code, at least 50% of its total assets must be invested in cash, U.S. government securities, and securities of issuers (including foreign governments), in which it has invested not more than 5% of its assets. A regulated investment company is also limited in its purchases of voting securities of any issuer.

      Investment Strategy. In managing the Value Fund, the Advisor draws a distinction between investment, i.e., an action that seeks safety of principal and a satisfactory return, versus speculation, i.e., an action that may offer significant return potential but that offers insufficient

194880.11
                                     -13-
safety of principal. The Advisor believes that the intrinsic value of any asset can be calculated by discounting the estimated free cash flow generated by that asset over its lifetime. This belief has led the Advisor to adopt a bottom-up approach that stresses predictability, one in which the prevailing level of interest rates provides a yardstick for determining absolute value independent of the level of market indices. Eschewing many of the tenets of modern portfolio theory, the Advisor considers the riskiness of an investment to be a function of the company's business rather than the volatility of its stock price.

      The Advisor employs a bottom-up approach to stock picking, relying on a screening process to help find stocks that are statistically cheap. The Advisor emphasizes qualitative criteria in evaluating a company's potential as a prospective investment opportunity.

      A valuation technique based upon the discounting of future cash flows implies a high degree of reliance upon the estimates of future financial results. The Advisor believes that the best beginning point to analyzing a company's future is to review its past. Consequently, those companies that have produced highly volatile returns and those with short operating histories do not lend themselves to the Advisor's investment approach. Recognizing the tendency of markets to overreact to both good news and to bad news, the Advisor, like many value investors, often takes a contrarian stance to "momentum" managers. Recognizing also the broader market's tendency to paint with the same brush all companies within an industry group, the Advisor often finds itself significantly overweighting out-of-favor market sectors.

      The Advisor has developed a proprietary screen that assigns a "value indicator" to each of approximately 3,000 stocks in a selected universe of companies. Stocks are ranked from highest to lowest "value indicator", and those stocks comprising the S&P 500 index are also sorted by industry group. Using a firm's profitability level (as measured by its relative cash flow return on equity) and a valuation measure (as measured by its price to book value), the purpose of the screen is to highlight those firms that are more productive than the market but that are selling at a discount to the market. The screening process also collects and reports information regarding each company's historical return levels, debt-to-capitalization, and historical price-to-earnings and dividend yield. The sorting by industry group draws attention to sector moves that may indicate stress and, by extension, opportunity.

      The screens provide a starting point, a way of focusing the Advisor's attention on stocks that are statistically cheap versus the market or versus their historical ranges. The Advisor also uses brokerage and industry contacts and the business press to obtain additional investment ideas.

      Having determined that an investment opportunity may exist, the Advisor reads company-provided materials and public filings and often will look at materials developed by or related to the company's competitors. The Advisor also may interview company management, and if the company is followed by brokerage houses with which the Advisor does business, may also review brokerage firm research. Most company interviews are by telephone, but personnel of the Advisor also travel several times each year, visiting companies whose stock is held or is

194880.11
                                     -14-
under consideration, or which is a competitor of such companies. In evaluating a company's suitability as an investment vehicle, the Advisor takes into account the following:

      Predictability: No one can foretell the future with exactitude, but some businesses are far more predictable than others. An asset cannot be valued without some idea of the cash flows that asset will generate. This desire for predictability has for the most part deterred the Advisor from investing in fast-evolving industries (specifically, technology) and has also deterred the Advisor from committing capital to highly cyclical businesses.

      Generation of Free Cash Flow: Free cash flow is the amount of money available, after required capital spending, for reinvestment and/or return to the owners of the business.

       Adequate Returns: Those businesses not generating a competitive level of return on invested capital are unsuitable as investments.

      Low Debt:  High leverage introduces a level of risk that is unacceptable.

      Elements of a Franchise: This provides a competitive advantage, enabling high returns over extended periods of time.

          Regulatory Environment: The less regulation to which a company is subject, the better, as less regulation increases the company's ability to manage and price effectively.

          Shareholder-oriented Management: High insider ownership is one indicator that management will act with the best interests of the shareholders in mind. Intelligent, prudent use of company funds is another.

The  Advisor   considers   companies   that  meet  these   qualitative   hurdles
"investable".

      A price target is generally reached by treating forecasted free cash flow as an annuity, using prevailing interest rates as the discount factor. For those companies in which the Advisor has an exceptional level of confidence, it projects some level of cash flow growth, using either proprietary or consensus forecasts. (Price targets may later be adjusted for significant changes in the prevailing level of interest rates, and also may later be reviewed as company-specific events dictate.)

      Generally, a new position will be established if the market price of a security is 20% or more below calculated intrinsic value. Position size is dictated by the Advisor's degree of confidence in the business and the stock's degree of undervaluation, as well as the availability of attractive investment alternatives. Position sizes normally range from 1% to 6% of portfolio assets, but the Advisor has occasionally taken larger positions. Generally, portfolios comprise approximately 20 positions.


194880.11
                                     -15-

      A stock is sold for one of two reasons. Either it has reached the target price or the thesis for purchase has deteriorated. Large positions are trimmed as stocks approach sell targets.
There is no automatic sell-down percentage.

          Sector Allocation: No conscious sector allocation decision is made. Sector allocation is the result of stock selection.

          Investment Level: The extent of the Fund's cash position is the result of the Advisor's ability to find suitable investment opportunities.

      In managing the Value Fund, the Advisor follows a highly differentiated approach. This approach is bottom-up, with strict adherence to a discipline constructed around absolute, not relative, valuation, resulting in comparatively high levels of investment in both individual issues and industry sectors. On occasion, when suitable investments are not identified, a large cash position may be maintained.

                      VONTOBEL INTERNATIONAL EQUITY FUND

      Investment Objective. The investment objective of the International Equity Fund is to seek to achieve capital appreciation by investing in a carefully selected and continuously managed diversified portfolio consisting primarily of equity securities (including securities convertible into equity securities, such as warrants, convertible bonds, debentures or convertible preferred stock). The investments of the International Equity Fund will consist principally of equity securities of European and Pacific Basin countries.

      Investment Policies. The International Equity Fund is designed as a core holding for individuals and institutions who wish to diversify their investment programs to take advantage of opportunities in international securities markets, with the principal emphasis on opportunities in Europe and the Pacific Basin. Investing in the International Equity Fund can provide international diversity to an investor's existing portfolio of U.S. equity securities and U.S. dollar and foreign currency denominated bonds, thereby improving risk-adjusted returns. The International Equity Fund will invest most of its assets in equity securities of countries which are generally considered to have developed markets, such as the United Kingdom, Germany, France, the Netherlands, Switzerland, Norway, Spain, Japan, Hong Kong, Australia, and Singapore. The Advisor will decide when and how much to invest in each of those markets. Investments may also be made in equities issued by companies in "developing countries" or "emerging markets", such as Taiwan, Malaysia, Indonesia, and Brazil, included in Morgan Stanley Capital International's Emerging Markets Free Index ("EMF") Investments in the equity markets of these countries involves exposure to economic structures that are generally less diverse and mature, and whose political systems may have less stability than those of "developed countries." Subject to investment limitations stated in the Statement of Additional Information, the International Equity Fund may invest in the shares of open-end and closed-end investment companies that acquire equity securities of foreign issuers in which the Fund may invest. By investing in shares of such investment companies, the Fund would indirectly pay a portion of

194880.11
                                     -16-
the operating expenses, management expenses, and brokerage costs of such companies, as well as those of the Fund. Federal and state securities laws impose limits on such investments with which the Fund will comply, and may affect the ability of the Fund to acquire or dispose of such shares.

      The Advisor believes that global economic and political developments have created new opportunities in an enlarged investment universe. In recent years a number of economies in developed and emerging countries have grown faster than the U.S. economy, and return on equity investments in these markets has often been superior to similar investments in the U.S. In addition, the U.S. stock market presently represents approximately 40% of the capitalization of the world's stock markets compared to approximately two-thirds in 1970. Significant growth of international capital markets, coupled with advances in technology and lower cost of communications, have increased the globalization of securities trading. Therefore, over the past few years, the number of investment opportunities outside the U.S. has grown rapidly.

      It is the policy of the International Equity Fund to invest primarily in equity securities which may achieve capital appreciation by selecting companies with superior potential based on a series of macro and micro analyses. The International Equity Fund may select its investments from companies which are listed on a securities exchange or from companies whose securities have an established over-the-counter market, and may make limited investments in "thinly traded" securities (please refer to "Investment Restrictions" in the Statement of Additional Information).

      Under normal circumstances the International Equity Fund will have at least 65% of its assets invested in European and Pacific Basin equity securities. The International Equity Fund intends to diversify broadly investments among countries and normally to have represented in the portfolio business activities of not less than three different countries. The securities the International Equity Fund purchases may not always be purchased on the principal market. For example, American Depositary Receipts ("ADRs") may be purchased if trading conditions make them more attractive than the underlying security. ADRs are receipts typically issued in the U.S. by a bank or trust company evidencing ownership of an underlying foreign security. The International Equity Fund may invest in ADRs which are structured by a U.S. bank without the sponsorship of the underlying foreign issuer. In addition to the risks of foreign investment applicable to the underlying securities, such unsponsored ADRs may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current. Please refer to the Statement of Additional Information for more information on ADRs.

      The selection of the securities in which the International Equity Fund will invest will not be limited to companies of any particular size, or to securities traded in any particular marketplace, and will be based only upon the expected contribution such security will make to its investment objective.


194880.11
                                     -17-

      Since the International Equity Fund seeks to achieve capital appreciation, it will dispose of a security, regardless of the time it has been held, to establish gains, to avoid anticipated reductions of value, or to reduce or eliminate a position in a security which is no longer believed to offer the potential for suitable gains. Portfolio turnover is expected not to exceed an annual rate of 100% under normal circumstances. Such a turnover rate may reflect substantial short term trading and corresponding brokerage costs which the International Equity Fund must pay.

      The International Equity Fund may enter into forward contracts to purchase or sell foreign currencies, purchase and write covered call options on foreign currencies and enter into contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures") as described in "Additional Information on Policies and Investments - Strategic Transactions" below. The
International Equity Fund may assume a temporary defensive posture. See "Additional Information on Policies and Investments - Temporary Defensive Positions" below. For additional information regarding investments and a description of additional permitted investments, see "Additional Information on Policies and Investments."

      Investment Strategy. Using an approach that involves top-down country allocation combined with bottom-up stock selection, the Advisor will seek to identify countries where economic and political factors are likely to provide above average returns, and companies in such countries that are best positioned in their respective industries and are attractively valued. In this regard the Advisor will allocate the assets of the International Equity Fund principally between the European and Pacific regions.

      The Advisor's approach is governed by its belief that the principal factors affecting an equity market's return are, on a country allocation basis, the proportion of liquidity in the economy, and, on a stock selection basis, consistent profit growth, a strong balance sheet and high returns on employed capital and, in addition, that the effect of currency fluctuations on portfolio returns can be reduced through a systematic hedging strategy.

      For its country allocation, the Advisor analyzes approximately 35 international equity markets, which include the 20 markets currently comprised in Morgan Stanley Capital International's Europe, Australia and Far East Index ("EAFE"), as well as the constituent countries of its EMF. The Advisor also gives consideration to such factors as market liquidity, accessibility to foreign investors, regulatory protection of shareholders, accounting and disclosure standards, transferability of funds and foreign exchange controls, if any.

      The tendency of markets to overreact to short-term factors such as monthly inflation data or quarterly earnings results creates market valuations that may deviate significantly from their underlying historical values. The country allocation process aims to determine the relative attractiveness of the markets in the Advisor's country universe by establishing a relationship between their current valuations and the amount of liquidity available in their respective economies and then comparing that relationship with its historic norm. The rigorous use of comparative historical data is designed to reduce subjective and speculative bias.


194880.11
                                     -18-

      The Advisor's country allocation process is guided by the output of a valuation model that produces a total expected return range in local currency for each country in the Advisor's investment universe. The data series used in the valuation model covers extended periods of market history for the EAFE and EMF universe. The Advisor has backtested the reliability of the principal factors used in the valuation model which, in combination, have historically proven to have statistically significant predictive power. These factors broadly fall into the following categories: macroeconomic indicators, valuation indicators and market-specific factors.

      Each factor is assigned a numerical value based on a scale determined by the historic ranges. Based on the arithmetical sum of all such values, an attractiveness ranking for each country in the Advisor's universe is produced on a quarterly basis. The use of three different sets of variables in combination results in a higher degree of predictability of the valuation model's output. Generally, the factors are equally weighted. In a few instances a double weight is assigned if the predictive power of a particular factor has historically been very high, like yield curve analysis, which is relevant in all markets.

      The valuation model's total return expectations provide a relative ranking in descending order of attractiveness of all countries in the Advisor's universe. It is not the Advisor's approach to make country "bets" by, for example, significantly overweighting those countries showing the highest expected return based on the output of the Advisor's valuation model. Rather, the Advisor normalizes the distribution of country weights through the use of a proprietary risk-variance matrix that establishes for each market a minimum/maximum weight relative to the benchmark (EAFE). Since the Advisor's country allocation valuation model cannot take into account exogenous events impacting country stock market returns such as political events, social unrest and currency turmoil, this matrix serves for risk control purposes.

      Before a decision is made to increase or lower a country weight based on the quantitative output of the valuation model, the Advisor reviews the country's fundamental economic data that are not part of the country screening process as well as its political situation. This systematic qualitative analysis focuses on such macroeconomic data as GDP growth, external trade balances, current account and balance of payments, external debt position and debt service ratios, foreign reserve position, ability to finance deficits in external accounts, fiscal and exchange rate policies, private and public savings rates, as well as inflationary trends.

      The Advisor believes this approach to be more useful than a rigid discipline that ties the magnitude and timing of shifts in country weights directly to changes in the expected returns for each country produced by the Advisor's valuation model since the Advisor does not employ portfolio optimization techniques.

      Normally, the Fund will tend to be fully invested. International equity markets have historically demonstrated low correlation with one another, so it is extremely unlikely that the model would produce simultaneously negative total return expectations for a large number of countries in the Advisor's universe so as to trigger a significant temporary defensive move to cash.

194880.11
                                     -19-

      For stock selection within each country, the Advisor seeks to invest in large- and medium-capitalization companies that have a long record of successful operations in their core business and earnings growth through increasing market share and unit sales volumes. Typically they occupy a leading position in their industry, have demonstrated a high degree of self-financing and have consistently generated free cash flow.

      The Advisor's stock selection process begins by screening a universe of approximately 3000 stocks in a market capitalization range from approximately $500 million to approximately $100 billion. The Advisor's screens are designed to be representative of each market and generally cover a broad cross-section of companies which together account for about 70% of total market capitalization. The Advisor's approach is to look at companies whose growth factors can be measured and compared. The Advisor's data series focus on low price to sales ratios, consistent earnings growth, consistent operating margins, high returns on equity relative to price to cash flow, and healthy debt ratios. The Advisor defines cash flow as recurrent net profit plus depreciation. Furthermore, the Advisor analyzes the share price in relation to earnings before interest, taxes, depreciation and amortization, and looks at the underlying trend of cash and retained earnings. The screens, comprising multiple valuation ratios, are used to ensure rigor and consistency in the Advisor's bottom-up research.

      The Advisor supplements the above quantitative screening process by an analysis of certain qualitative criteria, one of the most important of which is to identify strong, stable and reliable management that maintains a company's market position through consistent unit volume growth and gains in market share rather than a reliance on price increases, exercises tight financial control and fosters a culture of market responsiveness.

      Based on the Advisor's ranking of approximately 3000 stocks in about 35 different international equity markets, the Advisor usually selects names which appear in the top third of the quantitative screens for each country. Based on the screening factors, these stocks typically show low historical deviations of annual earnings, high returns on equity and low debt levels. Position size at purchase ranges from about 0.7% to 1% of total portfolio assets. Within this range position size varies in proportion to the market capitalization of the company within a given country's stock market. The Advisor normally allows positions to reach a maximum of approximately 5% of total assets.

      Shifts in country weight are the principal cause for selling stocks. Stocks are sold if a country's maximum weight based on the risk-variance matrix has been exceeded. The Advisor may trim or sell positions if a name drops from the top third of its quantitative screens due to price appreciation or if a company's fundamentals have deteriorated.

      Within each country, no conscious sector allocation decision is made. Sector allocation is the result of the stock selection within each country.

      The holding periods of the Fund's core holdings generally exceed one year.


194880.11
                                     -20-

      For active currency risk management, the Advisor employs a systematic currency hedging approach based on a technical-trend-following model.

                     VONTOBEL EMERGING MARKETS EQUITY FUND

      Investment Objective. The investment objective of the Emerging Markets Fund is to seek to achieve long-term capital appreciation by investing in a carefully selected and continuously managed portfolio consisting primarily of equity securities (including securities convertible into equity securities, such as warrants, convertible bonds, debentures or convertible preferred stock). The investments of the Emerging Markets Fund will consist principally of equity securities of issuers in developing countries around the world.

      Investment Policies. The Emerging Markets Fund is designed for individuals and institutions who wish to diversify beyond their holdings of equities issued by companies whose principal offices are located in countries with developed equity markets which generally includes the constituent countries of the EAFE, each a developed market country. Investing in the Emerging Markets Fund can provide international diversity to an investor's existing portfolio of U.S. and international equity securities and U.S. dollar and foreign currency denominated bonds, thereby seeking to reduce volatility or risk over time. The Emerging Markets Fund will invest most of its assets in equity securities of countries which are considered to have developing equity markets. The Emerging Markets Fund considers countries having developing markets to be all countries included in the EMF, generally considered to be developing or emerging markets countries by the International Bank for Reconstruction and Development (more commonly referred to as the World Bank) or the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities as developing. Currently, the countries not in this category include Ireland, Spain, New Zealand, Australia, the United Kingdom, Italy, the Netherlands, Belgium, Austria, France, Canada, Germany, Denmark, the United States, Sweden, Finland, Norway, Japan, Iceland, Luxembourg and Switzerland. In addition, as used in this prospectus, emerging markets equity securities means
(i) equity securities of companies the principal securities trading market for which is an emerging market country, as defined above, (ii) equity securities traded in any market, of companies that derive a substantial portion of their total revenue or potential revenue from either goods or services produced in developing countries or sales made in emerging market countries, or (iii) equity securities of companies organized under the laws of, and with a principal office in, an emerging market country. Subject to investment limitations stated in the Statement of Additional Information, the Emerging Markets Fund may invest in shares of open and closed-end investment companies that acquire equity securities of issuers in emerging markets in which the Fund may invest. By investing in shares of such investment companies, the Fund would indirectly pay a portion of the operating expenses, management expenses, and brokerage costs of such companies, as well as those of the Fund. Federal securities laws impose limits on such investments with which the Fund will comply, and may affect the ability of the Fund to acquire or dispose of such shares.


194880.11
                                     -21-

      The Advisor believes that global economic and political developments have helped to create new investment opportunities. In recent years some economies in developing countries have grown faster than economies in industrialized countries, and some returns on equity investments in some of these countries have been superior to similar investments in the U.S. or industrialized countries. In addition, the share of global stock market capitalization accounted for by emerging markets currently amounts to approximately 15% which compares to currently 40% for the U.S. equity markets and about 45% for the developed countries.

      It is the policy of the Emerging Markets Fund to invest primarily in equity securities which may achieve capital appreciation by selecting companies with superior potential based on a series of macro and micro economic analyses. The Emerging Markets Fund may select its investments from companies which are listed on a securities exchange or from companies whose securities have an established over-the-counter market, and may make limited investments in "thinly traded" securities. (Please refer to "Investment Restrictions" in the Statement of Additional Information).

      Under normal circumstances the Emerging Markets Fund will have at least 65% of its total assets invested in developing countries around the globe. The Emerging Markets Fund intends to diversify investments broadly among countries and normally to have represented in the portfolio business activities of not less than three different countries. It is anticipated that the Emerging Markets Fund will invest in three or more of the countries in the following list, which is meant to be representative and not exhaustive:

Argentina
Brazil
Chile
China
Columbia
Czech Republic
Egypt
Ghana
Greece
Hong Kong
Hungary
India
Indonesia
Israel
Malaysia
Mexico
Pakistan
Panama
Peru
Philippines
Poland
Portugal

Russia
Singapore
South Africa
South Korea
Sri Lanka
Taiwan
Thailand
Turkey
Venezuela

      The securities the Emerging Markets Fund purchases may not always be purchased on the principal market of the country. For example, ADRs, European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or Registered Depositary Certificates ("RDC") may be purchased if trading conditions make them more attractive than the underlying security. ADRs are described above in the "Vontobel International Equity Fund" section. Similar to ADRs, EDRs, GDRs and RDCs represent receipts for a foreign security issued in a location outside the U.S., and may involve risks comparable to ADRs, as well as the fact that the EDR, GDR or RDC is itself issued outside the U.S. RDCs involve risks associated with Russian

194880.11
                                     -22-
          securities transactions. Please refer to the Statement of Additional Information for more information on ADRs, EDRs, GDRs and RDCs.

      The selection of the securities in which the Emerging Markets Fund will invest will not be limited to companies of any particular size, or to securities traded in any particular marketplace, and will be based only upon the expected contribution such security will make to its investment objective.

      Since the Emerging Markets Fund seeks to achieve long-term capital appreciation, it will dispose of a security, regardless of the time it has been held, to establish gains, to avoid anticipated reductions in value, or to reduce or eliminate a position in a security which is no longer believed to offer the potential for suitable gains.

      The Emerging Markets Fund may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Such unlisted equity securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. The Fund may not invest in such securities that are deemed to be illiquid in excess of 15% of the Fund's net assets. Securities that are restricted from sale to the public without registration ("Restricted Securities") under the Securities Act of 1933, as amended (the "1933 Act"), are deemed illiquid, except that Restricted Securities that can be offered and sold to qualified institutional buyers pursuant to Rule 144A under the 1933 Act may be deemed liquid under guidelines adopted by the Board of Directors of the Company. The Fund may assume a temporary defensive posture. See "Additional Information on Policies and Investments - Temporary Defensive Positions" below. For additional information regarding investments and a description of additional permitted investments, see "Additional Information on Policies and Investments."

      Investment Strategy. The investment objective of the Emerging Markets Fund reflects the Advisor's belief that investment opportunities may result from an evolving long-term international trend favoring more market-oriented economies, a trend that may especially benefit certain countries having emerging markets. This trend may be facilitated by local or international political, economic or financial developments that could benefit the capital markets of such countries. Certain such countries, which may be in the process of developing more market-oriented economies, may experience relatively high rates of economic growth. Other countries, although having relatively mature emerging markets, may also be in a position to benefit from local or international developments encouraging greater orientation and diminishing governmental intervention in economic affairs.

      The Advisor's emerging markets equity approach is governed by its belief that the principal factors affecting an equity market's returns are, on a country allocation basis, the proportion of liquidity in the economy, and on a stock selection basis, the growth of recurrent cash flow from operations. The Advisor's investment approach involves two steps: (i) top-down

194880.11
                                     -23-
country allocation; and (ii) bottom-up stock selection. The Advisor does not currently actively manage currency risk.

      The Advisor currently analyzes the equity markets of developing or emerging markets countries as described above in "Investment Policies." The Advisor also gives consideration to such factors as liquidity, accessibility to foreign investors, regulatory protection of shareholders, accounting and disclosure standards, transferability of funds and exchange controls, if any.

      The tendency of markets to overreact to short-term factors such as monthly inflation data or quarterly earnings results creates market valuations that may deviate significantly from their underlying historical values. The country allocation process aims to determine the relative attractiveness of the markets in the Advisor's country universe by establishing a relationship between their current valuations and the amount of liquidity available in their respective economies, and then comparing that relationship with its historical norm. The rigorous use of comparative historical data tends to reduce subjective and speculative bias.

      The Advisor's country allocation process is guided by the output of a valuation model that produces a total expected return range in local currency for each country in the Advisor's investment universe. The data series used in the valuation model covers extended periods of market history for the EMF universe. These factors broadly fall into the following categories: macroeconomic indicators, valuation indicators and market-specific factors. The Advisor has backtested the reliability of the principal factors which, in combination, have historically proven to have statistically significant predictive power.

      The Advisor supplements the quantitative analysis by an analysis of a country's current and expected level of economic activity based on the conduct of monetary and fiscal policy combined with ongoing evaluation of the underlying economic dynamics created by short- and long-term investment flows.

      The valuation model's total return expectations produce a relative ranking in descending order of attractiveness of all countries in the Advisor's universe.

      It is not the Advisor's approach to make country "bets" by, for example, significantly overweighting those countries showing the highest expected return based on the output of the Advisor's valuation model. Rather, the Advisor normalizes the distribution of country weights through the use of a proprietary risk-variance matrix that establishes for each market a minimum/maximum weight relative to the benchmark (EMF). Since the Advisor's country allocation valuation model cannot take into account exogenous events impacting country stock market returns such as political events, social unrest and currency turmoil, this matrix serves for risk control purposes.

      Before a decision is made to increase or lower a country weight based on the quantitative output of the valuation model, the Advisor reviews the country's fundamental economic data that are not part of the country screening process as well as its political situation. This systematic

194880.11
                                     -24-
qualitative analysis focuses on such macroeconomic data as GDP growth, external trade balances, current account and balance of payments, external debt position and debt service ratios, foreign reserve position, ability to finance deficits in external accounts, fiscal and exchange rate policies, private and public savings rates, as well as inflationary trends.

      The Advisor believes this approach to be more useful than a rigid discipline which ties the magnitude and timing of shifts in country weights directly to changes in the expected returns for each country produced by the Advisor's model since the Advisor does not employ portfolio optimization techniques.

      Generally, the Fund tends to be fully invested. International equity markets have historically demonstrated low correlation with one another, so it is extremely unlikely that the Advisor's model would produce simultaneously negative total return expectations for a large number of the countries in the emerging markets universe so as to trigger a significant temporary defensive move to cash.

      Within each country in the Advisor's universe, the Advisor seeks to invest in large- to medium-capitalization companies with solid prospects for consistent and sustainable annual earnings growth. The Advisor's focus is on companies that have a long record of successful operations in their core business and earnings growth through increasing market share and unit sales volumes. Typically, these companies occupy a leading position in their industry, have demonstrated a high degree of self-financing and have consistently generated free cash flow.

      The Advisor's stock selection process begins by screening a universe of approximately 2500 stocks in a market capitalization range generally in excess of US $100 million. The Advisor's screens are designed to be representative of each market and generally cover a broad cross-section of companies which together account for about 70% of total market capitalization. The Advisor's approach is to look at companies whose growth factors can be reliably measured and compared. The Advisor's data series focus on low price to sales ratios, consistent earnings growth and operating margins, high returns on equity relative to price to cash flow, and healthy debt ratios. The Advisor defines cash flow as recurrent net profit plus depreciation. Furthermore, the Advisor analyzes the share price in relation to earnings before interest, taxes, depreciation and amortization ("EBITDA"), and looks at the underlying trend of cash and retained earnings. The screens, comprising multiple valuation ratios, are used to ensure rigor and consistency in the Advisor's bottom-up research.

      The Advisor supplements the quantitative screening process by an analysis of certain qualitative criteria, one of the most important of which is to identify strong, stable and reliable management that maintains a company's market position through consistent unit volume growth and gains in market share rather than a reliance on price increases, exercises tight financial control and creates a culture of market responsiveness.

      Based on the Advisor's ranking of approximately 2500 stocks in emerging markets, the Advisor concentrates the Fund's holdings on names which usually appear in the top third of the

194880.11
                                     -25-

Advisor's equity screens for each country. Based on the Advisor's screening factors, these stocks typically show low historical deviations of annual earnings, high returns on equity and low debt levels. At initial purchase, the Advisor focuses on companies that are selling at a discount to their long-term growth rate.

      Shifts in country weight are the principal cause for selling stocks. Stocks are sold if a country's maximum weight based on the risk-variance matrix has been exceeded. The Advisor may trim positions if a name drops from the top third of its quantitative screen due to price appreciation or if a company's fundamentals have deteriorated.

      Within each country, no conscious sector allocation decision is made. Sector allocation is the result of the Advisor's stock selection within each country.

      Position size at purchase ranges from approximately 0.5% to 1.0% of the Fund's total assets. Within this range position size varies in proportion to the market capitalization of the company within a given country's stock market. The Advisor allows positions to reach a maximum of 5% of the Fund's total assets.


                     VONTOBEL EASTERN EUROPEAN EQUITY FUND

      Investment Objective. The investment objective of the E. European Equity Fund is to seek to achieve capital appreciation by investing in a carefully selected and continuously managed diversified portfolio consisting primarily of equity securities (which are securities convertible into equity securities, such as warrants, convertible bonds, debentures or convertible preferred stock). The investments of the Fund will consist principally of equity securities of Eastern European countries.

      Investment Policies. The Fund is designed for individuals and institutions who wish to diversify their investment programs in international equities to take advantage of opportunities in the newly reorganized capital and securities markets of Central/Eastern Europe. The Fund normally will invest at least 65% of its assets in equity securities of companies located in or which conduct a significant portion of their business in countries which are generally considered to comprise Eastern Europe, i.e., the member countries of the former Warsaw Pact, including the European successor states of the former Soviet Union. Currently, the Fund invests principally in Hungary, the Czech Republic, Poland and Russia. These countries are already at a relatively advanced stage in their transition to a market-based economy. The Advisor believes that their relatively well developed capital and stock markets can handle transactions of a large enough size to permit fund investment. However, trading volume of the stock exchanges of these markets may be substantially lower than that in developed markets, and the purchase and sale of portfolio securities may not always be made at an advantageous price. The Advisor generally will decide when and how much to invest in these developing markets based upon its assessment of their continuing development.


194880.11
                                     -26-

      As stock markets in the region develop and more investment opportunities emerge, the Fund will broaden its portfolio to include securities of companies located in or which conduct a significant portion of their business in countries in this region. As noted above, investments in equity securities issued by companies in these "developing countries" or "emerging markets," involve exposure to economic structures that are generally less diverse and mature, with political systems which may have less stability than those of "developed countries."

      The Advisor believes that economic and political developments in Europe have helped to create new opportunities. In recent years a number of economies in developed and developing countries have grown faster than the U.S. economy, and the return on equity investments in these markets has often been superior to similar investments in the U.S. In addition, the U.S. stock market presently represents approximately 40% of the capitalization of the world's stock markets compared to approximately two-thirds in 1970. Significant growth of European securities markets, coupled with advances in technology and lower cost of communications, have increased the globalization of securities trading. Therefore, over the past few years, the number of investment opportunities outside of the U.S. has grown rapidly. Despite this trend, however, Central and Eastern European stocks are generally underrepresented in investment portfolios. Therefore, the Fund offers a means to achieve equity exposure to this region.

      It is the policy of the Fund to invest primarily in equity securities which may achieve capital appreciation by selecting companies with superior potential based on a series of macro and micro economic analyses. The Fund may select its investments from companies which are listed on a securities exchange or from companies whose securities have an established over-the-counter market, and may make limited investments in "thinly traded" securities (please refer to the "Investment Restrictions" in the Statement of Additional Information).

      The Fund may invest in other investment companies which invest in Eastern European stocks. By investing in shares of such investment companies which invest exclusively in such countries, the Fund would indirectly pay a portion of the operating expenses, management expenses, and brokerage costs of such companies, as well as those of the Fund. Federal and state securities laws impose limits on such investments with which the Fund will comply, and may affect the ability of the Fund to acquire or dispose of such shares.

      The Fund intends to diversify investments broadly among countries and normally will have represented in the portfolio business activities of not less than three different countries. The securities the Fund purchases may not always be purchased on the principal market. For example, ADRs, EDRs or GDRs may be purchased if trading conditions make them more attractive than the underlying security. ADRs are described above in the "Vontobel International Equity Fund" section and EDRs and GDRs are described above in the "Vontobel Emerging Markets Equity Fund" section.

          For temporary defensive purposes, the Fund may hold cash or debt obligations denominated in U.S. dollars or foreign currencies. These debt obligations include U.S. and

194880.11
                                     -27-
foreign government securities and investment grade corporate debt securities, or bank deposits of major international institutions.

      The selection of the securities in which the Fund will invest will not be limited to companies of any particular size, or to securities traded in any particular marketplace, and will be based only upon the expected contribution such security will make to its investment objective.

      Since the Fund seeks to achieve capital appreciation, it will dispose of a security, regardless of the time it has been held, to establish gains, to avoid anticipated reductions of value, or to reduce or eliminate a position in a security which is no longer believed to offer the potential for suitable gains. Portfolio turnover is expected not to exceed an annual rate of 100% under normal circumstances. Such a turnover rate may reflect substantial short term trading and corresponding brokerage costs which the Fund must pay.

      The E. European Equity Fund may enter into forward contracts to purchase or sell foreign currencies, purchase and write covered call options on foreign currencies and enter into contracts for the purchase or sale of foreign currency futures as, described in "Additional Information on Policies and Investments - Strategic Transactions" below.

      The E. European Equity Fund may assume a temporary defensive posture. See "Additional Information on Policies and Investments - Temporary Defensive Positions" below. For additional information regarding investments and a description of additional permitted investments, see "Additional Information on Policies and Investments."

     Investment Strategy. The Advisor will seek to identify those countries in the Central/Eastern European region where economic and political factors are likely to produce above average long term returns, as well as those companies in such countries that are best positioned to take advantage of such developments or are most attractively valued. The Fund's assets will be allocated primarily to the equity markets of those countries whose economies are likely to benefit from strengthening macroeconomic forces as a result of their transition from a centrally planned to a market-based economy, the orderly functioning of democratized political institutions, flexible and viable economic policies, persistent privatization efforts, modernized legal, banking and regulatory frameworks, as well as from widespread domestic and foreign support for their respective national policies.

      The Advisor's approach is governed by its belief that the true economic value of companies in the newly emerging markets of Eastern Europe is reflected in their ability to generate consistent growth of free cash flow based on a sound and verifiable balance sheet and profit and loss accounts prepared in accordance with internationally accepted accounting principles.

     The equity markets of Eastern Europe are currently small by comparison with those of the industrialized nations of the Organization of Economic Cooperation and Development, representing on average only approximately 5% of GDP versus 75% in the U.S. The Fund

194880.11
                                     -28-
invests only in equity markets in countries that (i) are in or have completed transition to a true free market economy, (ii) have a continued commitment to privatization, and (iii) follow consistent economic policies. All of these criteria have to be fulfilled simultaneously for an equity market to qualify for investment.

      The region's free market economies and their equity markets are in their initial stages of development. Reliable historical macroeconomic data is scarce, and most companies whose shares are listed have insufficiently long operating histories to permit meaningful long-term financial analysis. Therefore, the Advisor selects stocks using a thorough bottom-up analysis based on reliable financial statements supported by regular visits of all companies in which the Fund invests and which are candidates for investment.

      The Advisor in most cases requires companies to present their balance sheets and profit and loss accounts using either International Accounting Standards ("IAS") or U.S. generally accepted accounting principles ("US GAAP"). If a company is unable or unwilling to supply the Fund with financials prepared in accordance with the foregoing accounting standards, the Advisor either refrains from investing or employs the local office of a major international accounting firm to translate the financial information supplied into IAS or US GAAP financial statements.

      The Advisor's stock selection process begins by screening the universe of companies in an approximate market capitalization range of $20 million to $4 billion or more. The screening process involves quantitative and qualitative criteria.

      The Advisor's equity screens focus first and foremost on a company's ability to generate consistently strong free cash flow. The Advisor defines free cash flow as net income plus depreciation and amortization, plus or minus changes in working capital minus capital investments to sustain current and future earnings growth, and minus amounts used for retiring the principal of outstanding debt. The Advisor also screens for strong balance sheets and consistent growth in returns on equity.

      The most important quantitative factors are aggregate amount of free cash flow, cash flow relative to total debt, net cash to total equity, acid test, current ratio, inventory turnover, asset growth, sales and unit volume growth, and trend rate of growth in return on equity.

      On occasion the Fund may also invest in companies with strong growth potential but that do not yet generate free cash flow. Such investments are made only if there is a strong probability that they will be able to do so within a time horizon of 12 to 18 months.

      The Advisor focuses on companies that manufacture and sell commercially viable products and services in growing markets, both domestic and export, and have experienced, minority-shareholder-oriented management.


194880.11
                                     -29-

      Based on the Advisor's own two-year earnings and balance sheet projections, the Advisor calculates earnings and cash flow per share estimates. The Advisor discounts two-year cash flows to present value using a composite discount rate, based on local interest rates to which is added a risk premium for each market.

      The Advisor corroborates the valuation of fair market value by comparing it against the company's historical multiples, the forward multiples of similar companies in the same industry in its domestic market, the forward multiples of similar international companies in the same industry and the overall market's forward multiple.

      The Advisor generally purchases stocks when they are trading at a discount of about 25% to the Advisor's calculation of fair market value, after adjusting for the expected rate of inflation for the next 12 months, the expected rate of currency depreciation/devaluation, if any, and an "illiquidity" discount of 10% to allow for difficult markets at the time of sale.

      Generally, stocks are sold when they reach fair value, they underperform the local index by more than 20% over a trailing six-month period or a company's fundamentals deteriorate and neither research nor management can explain the underlying cause. Stock positions generally are trimmed when market appreciation causes them to exceed 5% of the Fund's total assets.

      Position size at purchase ranges from about 2% to 5% of the Fund's total assets. Within this range, position size varies in proportion to the market capitalization of the company within a given country's stock market. Positions generally are allowed to reach a maximum of 5% of the Fund's total assets. For risk control purposes, the Advisor generally limits investments in emerging growth companies with micro market capitalizations, i.e., $50 million or less ("micro-caps"), to a maximum of about 2% of the Fund's total assets. The Fund's allocation to micro-caps normally will not exceed approximately 25% of its total assets.

      Normally, the Fund tends to be fully invested.

      Within each country, no conscious sector allocation decision is made. Sector allocation is a residual of the stock selection within each country.

      The holding periods of the Fund's core holdings generally exceed one year.

      The Fund currently does not actively manage currency risk. Expected currency depreciation/devaluation is part of the Advisor's evaluation process for determining a purchase price.


                       VONTOBEL INTERNATIONAL BOND FUND

     Investment Objective. The investment objective of the Bond Fund is to maximize total return from capital growth and income. The Bond Fund offers investors a convenient way to

194880.11
                                     -30-
invest in a managed portfolio of debt securities denominated in foreign currencies ("International" securities). The Bond Fund seeks to achieve its objective of total return by investing in a continuously managed non-diversified portfolio consisting primarily of high-grade international bonds. International bonds are defined as bonds issued (i) in countries other than the U.S.; (ii) by issuers which are organized in a country other than the U.S. or have at least 50% of their assets or derive at least 50% of their revenues in such country (notwithstanding the currency in which such bonds are denominated); or (iii) by national or international authorities other than the U.S. The Advisor will seek protection and possible enhancement of principal value by actively managing currency, bond market and maturity exposure and by security selection.

       The Bond Fund operates as a non-diversified fund for purposes of the 1940 Act, but will seek to qualify as a diversified investment company for purposes of Subchapter M of the Code.

      Investment Policies. The Bond Fund is designed for individuals and institutions who wish to diversify their investment programs to take advantage of opportunities in bond markets outside the U.S. Direct investment in international securities is usually impractical for most individual and smaller institutional investors. Investors often find it difficult to purchase and sell international bonds, to obtain current information about foreign entities, to hold securities in foreign safekeeping and to convert the value of their investments from foreign currencies into U.S. dollars. The Bond Fund manages these concerns for the investor. With a single investment in the Bond Fund, a shareholder can benefit from the income and potential capital protection and appreciation associated with a professionally managed portfolio of high-grade international bonds. The Advisor to the Bond Fund has had extensive experience investing in international markets and dealing with trading, custody and currency transactions around the world. To achieve its objective, the Bond Fund will invest in a managed portfolio of high-grade international bonds that are denominated in foreign currencies, including bonds denominated in the European Currency Unit ("ECU").

      In recent years, opportunities for investment in international bond markets have become more significant. Foreign currency denominated bond markets have grown faster than the U.S. dollar denominated bond market in terms of U.S. dollar market value and now represent more than half of the value of the world's developed bond markets. Participants in the markets have grown in number thereby providing better marketability. A number of international bond markets have reduced entry barriers to foreign investors by deregulation and by reducing their withholding taxes.

      Simultaneously with the opening of foreign markets, barriers to international capital flows have been reduced or eliminated, freeing investment funds to seek the highest real returns. Thus, market conditions in one economy influence market conditions elsewhere through the channel of global capital flows. The Bond Fund provides a convenient vehicle to participate in international bond markets, some of which may outperform U.S. dollar denominated bond markets in U.S. dollar terms during certain periods of time.


194880.11
                                     -31-

      Although the Bond Fund is non-diversified, investing in the Bond Fund can provide international diversity to an investor's existing portfolio of U.S. dollar denominated bonds ("U.S. bonds"), thereby reducing volatility or risk over time. Historically, total returns of international bond markets have often diverged from returns generated by U.S. bond markets. These divergences stem not only from fluctuating exchange rates, but also from foreign interest rates not always moving in the same direction or magnitude as interest rates in the U.S. Investment in the Bond Fund may provide the international bond portion of an investor's diversification program.

     International bonds may provide, at times, higher investment returns than U.S. bonds. For example, international bonds may provide higher current income than U.S. bonds and the local price of international bonds can appreciate more than U.S. bonds. Fluctuations in foreign currencies relative to the U.S. dollar can potentially benefit investment returns. Of course, in each case, at any time the opposite may also be true. Investments in the Bond Fund provide international diversity not only to an investor's existing portfolio of U.S. bonds but also to an investor's holdings of U.S. or international equities and other assets.

      The portfolio investments of the Bond Fund will be selected on the basis of, among other things, yields, credit quality, and the fundamental outlooks for currency and interest rate trends in different parts of the globe, taking into account the ability to hedge a degree of currency or local bond price risk. The Bond Fund will normally invest at least 65% of its total assets in bonds denominated in foreign currencies, however, generally foreign currency denominated bonds will constitute 90% of its portfolio.

      The Bond Fund will invest in very high investment grade instruments that will bear the rating of A or higher by Standard & Poor's Ratings Group ("S&P") or A or higher by Moody's Investors Service, Inc. ("Moody's"), or unrated securities which the Advisor believes to be of comparable quality. The Bond Fund reserves the right, however, to invest its assets in lower rated debt securities, that is, debt securities rated BBB by S&P or Baa by Moody's or below, but no lower than B by S&P or Moody's or which are unrated but are of comparable quality as determined by the Advisor. It will do so to avail itself of the higher yields available with these securities. The Bond Fund will invest no more than 5% of its total assets in securities rated below investment grade or which are unrated but are of comparable quality as determined by the Advisor. Securities rated below investment grade (i.e., below BBB by S&P or Baa by Moody's) entail greater risks than investment grade debt securities. Securities rated BB by S&P or Ba by Moody's and below are commonly referred to as "junk bonds" and involve a high degree of speculation with respect to the payment of principal and interest. (See "Special Risk Considerations.")

      The investments of the Bond Fund may include:

* Debt securities issued or guaranteed by a foreign national government, its agencies, instrumentalities or political subdivisions;


194880.11
                                     -32-

* Debt securities issued or guaranteed by supranational organizations (e.g., European Investment Bank, Inter-American Development Bank, the World Bank and other such organizations);

*     Corporate foreign debt securities;

*     Bank or bank holding company debt securities;

*     Other debt securities, including those convertible into common stock.

     The Bond Fund may purchase securities which are not publicly offered. If such securities are purchased, they may be subject to restrictions applicable to restricted securities. Please see "Additional information on Policies and Investments - Investment Restrictions."

      The Bond Fund intends to select its investments from a number of country and market sectors. It may invest substantial amounts in issuers from one or more countries and would normally have investments in securities of issuers from a minimum of three different countries; however, it may invest substantially all of its assets in securities of issuers located in the U.S. for temporary or emergency purposes. A non-governmental issuer will be considered to be "from" a country in which it is organized, in which it has at least 50% of its assets, or from which it derives at least 50% of its revenues.

      Under normal circumstances, the Bond Fund will invest no more than 35% of the value of its total assets in U.S. dollar debt securities, however, generally it will invest less than 10% of its assets in U.S. dollar debt securities. The Bond Fund may engage in strategic transactions, as described below, for hedging purposes and to seek to increase gain.

      To protect against adverse movements of interest rates and for liquidity, the Bond Fund may also invest all or a portion of its net assets in short-term obligations denominated in U.S. and foreign currencies such as, but not limited to, bank deposits; bankers' acceptances; certificates of deposit; commercial paper; short-term government, government agency, supranational agency and corporate obligations; and repurchase agreements.

      The Bond Fund does not engage in short-term trading due to the fact that such practices would result in increased commissions and transactions costs. The Bond Fund may assume a temporary defensive posture. See "Additional Information on Policies and Investments Temporary Defensive Positions" below. For additional information regarding investments and a description of additional permitted investments, see "Additional Information on Policies and Investments."

     Investment Strategy. The Bond Fund seeks to minimize credit risk and maintain high liquidity. The Bond Fund is a "non-diversified" investment company under Federal securities laws, and therefore may invest a larger portion of its assets in certain issuers, including foreign governments and domestic issuers other than the U.S. government. It may invest more than 5%

194880.11
                                     -33-
of its assets in government debt securities of the U.S. However, because it intends to qualify as a "regulated investment company" for purposes of Subchapter M of the Code, at least 50% of its total assets must be invested in cash, U.S. government securities, and securities of issuers (including foreign governments), in which it has invested not more than 5% of its assets. In any event, it does not intend to invest more than 5% of its assets in the securities of any one issuer unless such securities are issued or guaranteed by a national government and will not invest more than 25% of its total assets in the securities of any one issuer or national government (other than the United States). (A regulated investment company is also limited in its purchases of voting securities of any issuer; the Bond Fund does not intend to purchase any voting securities, except to the extent it receives such securities due to conversion of convertible securities.)

      Because the Bond Fund is intended for long-term investors who can accept the risks associated with investing in international bonds, investors should not rely on an investment in the Bond Fund for their short-term financial needs and should not view it as a vehicle for playing short-term swings in the international bond and foreign exchange markets. Shares of the Bond Fund alone should not be regarded as a complete investment program.

      Total return from investment in the Bond Fund will consist of income after expenses, bond price gains (or losses) in terms of the local currency, and currency gains (or losses). For tax purposes, realized gains and losses on currency are regarded as ordinary income and loss and could, under certain circumstances, have an impact on distributions. The value of the Bond Fund's portfolio will fluctuate in response to various economic factors, the most important of which are fluctuations in foreign currency exchange rates and interest rates.

      The Advisor's investment approach is governed by its belief that the principal factors affecting the total returns of the Fund are (i) the outlook for the currency in which the underlying securities are denominated, and (ii) the return outlook in local currency for each bond market in the Advisor's investment universe. The Advisor believes that quality/sector and security selection should be aimed at reducing overall portfolio risk rather than producing incremental return. In addition, the Advisor believes that the effect of interest rate and foreign currency fluctuations on the Fund's returns can be reduced through a systematic hedging strategy.

      The management of the Fund involves several levels of decision-making: currency exposure, interest rate sensitivity within markets, quality/sector exposure and issue selection. The exclusion or inclusion of markets from the Advisor's market universe and the weighting of markets relative to a benchmark index cannot be determined without first evaluating currency exposure.

      The Advisor's investment approach involves three steps: (i) top-down currency and market allocation; (ii) management of currency risk and market allocation; and (iii) relative value analysis (involving maturity, quality/sector and security selection).


194880.11
                                     -34-

      The Advisor analyzes the 12 international fixed income markets which currently constitute the J.P. Morgan World Government Bond Index (ex-U.S.) and the markets of Switzerland and Ireland, as well as ECU fixed income markets. To determine currency and hence market allocation, the Advisor produces monthly forecasts for both the currency and bond markets in each country in this market universe. These forecasts are based upon an analysis of broad macroeconomic factors and economic conditions, including inflation and growth expectations, monetary and fiscal policy, balance of payments and exchange rates. Technical market indicators and general sentiment are also assessed. Based on this macroeconomic scenario, the Advisor develops 3-, 6- and 12-month forecasts for exchange rates and bond market returns in local currency that form the basis of the Advisor's investment strategy.

      The Advisor's investment process begins with the calculation of total local currency returns along the yield curve (including yields on short-term investments) for each market in the Advisor's universe. These projected local currency returns are translated into U.S. dollar total returns. The Advisor then establishes a relative attractiveness ranking based on each market's forecasted U.S. dollar returns, which forms the basis for the Advisor's currency and market exposure decision.

      The Advisor seeks to maximize total return by overweighting those markets and currencies showing the highest total expected U.S. dollar return based on the Advisor's ranking. These total returns are adjusted for individual market risk based on historical volatility and the manager's experience. This may result in significant over- or underweighting of individual fixed income markets as well as the underlying currency exposure.

      The Fund's currency and bond market weightings are reviewed on an ongoing basis and compared against the monthly ranking of the markets in the Advisor's universe according to their total return outlook in U.S. dollars. Shifts in bond market weights are driven by changes in the relative attractiveness ranking and tend to be gradual. Since it is possible to increase or reduce currency and bond market exposure by using derivatives, it is not uncommon for a specific bond market's weighing to differ from the weighing of its corresponding currency. Futures may also be employed to adjust portfolio risk in anticipation of foreign currency devaluations, political turmoil in countries to whose currency and interest rate policy the Fund's portfolio is exposed, or to address expected downgrades of an issuer's credit rating.

      If the need for rapid adjustment of market exposure manifests itself, exchange-traded derivative instruments are used (i) as hedging instruments or
(ii) as instruments for tactical asset allocation, as described below.

      Hedging against negative return impact caused by rising interest rates takes place through the sale of interest rate futures contracts or the purchase of put options on interest rate futures contracts. The hedge ratio is derived from the duration of the underlying fixed income investment(s). These techniques are employed as anticipatory hedges to gain time to allow for the orderly sale of underlying securities in response to a negative assessment of market conditions. The need to hedge currency risk in this context is assessed separately.

194880.11
                                     -35-

      Due to changes in the Advisor's market return forecasts, it may become necessary from time to time to adjust the duration of certain fixed income investments held in the Fund which are denominated in one or various foreign currencies. In this event, the Fund's cash positions can be converted into synthetic bond positions through the purchase of interest rate futures contracts or the purchase of call options thereon. As a result, portfolio duration is lengthened. This technique allows the Fund to make an immediate adjustment to portfolio duration pending the purchase of underlying positions. Alternatively, bond positions can be converted into synthetic cash positions by means of selling interest rate futures contracts or the purchase of put options thereon, thereby shortening portfolio duration. In all such cases, the portfolio's currency allocation does not change.

      If the U.S. dollar shows strength relative to a currency in which the Fund holds investments in excess of that projected in the Advisor's currency forecast, the Advisor hedges positions by buying U.S. dollars against the foreign currency in the interbank forward foreign exchange market or by selling the currency in the futures and options markets. Currency hedging decisions are driven by a systematic currency hedging approach based on a technical-trend-following model, combined with fundamental analysis.

      Cash may be held in U.S. dollars and/or in any of the major trading currencies. The Fund's cash position is first and foremost a function of the Advisor's currency allocation decision and secondarily a function of the Advisor's duration selection. If the outlook for U.S. dollar cash returns is more attractive than that for cash and bond returns in all other currencies, the Fund will hold a U.S. dollar cash position generally not in excess of 25% of its total assets. Conversely, if the outlook for foreign currency cash returns is more attractive, the Fund will hold foreign cash positions not in excess of approximately 25% of its total assets.

      Maturity selection is based on the Advisor's total return forecasts, i.e., the Advisor focuses on investment that the Advisor expects to produce the highest total return in local currency along the yield curve in each market in the Advisor's universe for the planned holding period. Maturity selection or, more precisely, duration selection, is the second most important factor in the Advisor's process. Duration is the expected life of a fixed-income security, taking into account its coupon yield, interest payments, maturity and call features. Duration attempts to measure actual maturity, as opposed to final maturity, by measuring the average time required to collect all payments of principal and interest. The duration of a callable bond, also called its effective duration, may be considerably shorter than its stated maturity in a period of rising interest rates. Thus, as market interest rates rise, the duration of a financial instrument decreases. For example, a 30-year conventional mortgage may have an effective duration of only 11 to 12 years, which means the loan will probably be paid off in about one-third of the time it is supposedly carried by the originating lender as an earning asset. Duration differs from other measurements such as average life and half life. Duration measures the time required to recover a dollar of price in present value terms (including principal and interest), whereas average life computes the average time needed to collect one dollar of principal. The Advisor's selection of duration is based on the Advisor's total return forecasts. Particular yield curve shapes and/or anomalies are also taken into account. As indicated in the preceding paragraph,

194880.11
                                     -36-

          U.S. dollar and/or foreign cash positions are a function of both currency allocation and duration selection decisions.

      Foreign government, governmental agency and supranational agency obligations and foreign currency Eurobond issues represent the most common types of investment used in the Fund's portfolio construction. Credit quality of most issuers in these markets tends to be very high. Quality and sector management are therefore not as complex as for domestic U.S. bonds. The Advisor focuses its issue selection on the highest credit quality since opportunities to achieve significant incremental returns in sector selection are limited.

      Issue selection within the quality constraints referred to above is principally aimed at achieving duration and yield curve targets determined in accordance with the Advisor's top-down market allocation decisions. The Advisor is conscious of the need for liquidity and therefore invests only in issues within a sector that have the greatest future marketability, as determined by quality of issuer, issue size, number of market makers, and bid/offer spreads. Since in most markets the Advisor purchases government bonds, the liquidity of portfolio holdings is usually very high.

      The Advisor's aim is to buy those fixed income securities that are most reasonably priced as measured in terms of the yield spread against a comparable government bond or, in the case of a government bond, if the Advisor believes that it is undervalued relative to its peers. At purchase the Advisor establishes positions of up to a maximum of 5% of the Fund's total assets. The Advisor also gives consideration to such factors as liquidity (tradability), legal protection of bondholders, accounting and disclosure standards, transferability of funds and the risk of imposition of exchange controls, as well as the tax treatment of interest and capital gains.

      Positions are sold (i) as a result of shifts in currency and market weights, (ii) as a result of duration adjustments, (iii) if the underlying bonds become expensive relative to the government bond, (iv) in response to sector selection, (v) based on a negative credit review of an issuer, or (vi) if cash becomes a more attractive investment alternative.

      The most critical determinants of performance (total return in U.S. dollars) are strategic decisions as to currency exposure and duration. The Advisor therefore refrains from switching among issues to boost portfolio return; any incremental benefit would likely be offset by trading costs since bid/ask spreads in international fixed income markets can be wider than in U.S. domestic markets. Trading activity is usually governed by implementation of strategic changes in portfolio composition, which are usually infrequent, so portfolio turnover is generally low.

                      VONTOBEL EASTERN EUROPEAN DEBT FUND

      Investment Objective. The investment objective of the E. European Debt Fund is to maximize total return from capital growth and income. The Fund will seek to achieve this objective by investing in a carefully selected and continuously managed non-diversified portfolio consisting primarily of debt instruments issued by borrowers located in Eastern European

194880.11
                                     -37-
countries. The Advisor will seek protection and possible enhancement of principal value by actively managing debt market and maturity exposure and by security selection.

      The Fund operates as a non-diversified fund for purposes of the 1940 Act, but will seek to qualify as a diversified investment company for purposes of Subchapter M of the Code. As a "non-diversified" investment company under Federal securities laws, the Fund may invest a larger portion of its assets in certain issuers, including foreign governments and domestic issuers other than the U.S. government. It may invest more than 5% of its assets in government debt securities of the U.S. However, because it intends to qualify as a "regulated investment company" for purposes of Subchapter M of the Code, at least 50% of its total assets must be invested in cash, U.S. government securities, and securities of issuers (including foreign governments), in which it has invested not more than 5% of its assets.

      Investment Policies. The Fund is designed for individuals and institutions that wish to diversify their investment programs to take advantage of opportunities in the developing debt markets of Eastern Europe. Direct investment in these markets is generally impractical for most individual and smaller institutional investors. Investors often find it difficult to purchase and sell debt instruments in this region, to obtain current information about borrowers located in the countries of Eastern Europe, to hold securities in foreign safekeeping and to convert the value of their investments from foreign currencies into U.S. dollars. The Fund manages these concerns for the investor. With a single investment in the Fund, shareholders can benefit from the income and potential capital appreciation associated with a professionally managed portfolio of Eastern European debt instruments. The Advisor has had extensive experience investing in international markets and dealing with trading, custody and currency transactions around the world. To achieve its objective, the Fund will invest in a managed portfolio of debt instruments that are denominated in Eastern European currencies, including bonds denominated in Deutsche Marks, U.S. dollars and ECUs.

      In recent years, some of the Eastern European countries have made significant progress in their efforts to become market-oriented economies. Those nations making the most successful transitions include Poland, the Czech Republic, Hungary, Slovakia, Slovenia, the Baltic states and to a lesser extent Russia. The transformation from centrally planned economies to market oriented economies has led to the creation of financial markets in all of these countries. The opening of these markets has led to the reduction or elimination of barriers to international capital flows, presenting investors with opportunities for investment seeking the highest real returns. The Fund provides a convenient vehicle to participate in the emerging debt markets of Eastern European countries, some of which may outperform U.S. dollar denominated bond markets and the bond markets of other developed countries during certain periods of time.

     The Fund can provide international diversity to an investor's existing portfolio of U.S. dollar denominated bonds and U.S. and international equities, thereby reducing volatility or risk over time. Debt instruments issued by Eastern European borrowers may provide, at time, higher investment returns than U.S. bonds. For example, such bonds may provide higher current income than U.S. bonds and the local price of such bonds can appreciate more than U.S. bonds.

194880.11
                                     -38-

Fluctuations in foreign currencies relative to the U.S. dollar can potentially benefit investment returns. Of course, in each case, at any time the opposite may also be true.

The portfolio investments of the Fund will be selected on the basis of, among other things, yields, credit quality, and the fundamental outlooks for currency and interest rate trends in the different Eastern European countries. The Fund will normally invest at least 65% of its total assets in debt instruments denominated in foreign currencies. Generally, however, foreign currency denominated debt instruments will constitute 90% of its portfolio.

      The Fund will invest principally in instruments that bear the rating of BBB or better by S&P or Baa or higher by Moody's, or unrated securities that the Advisor believes to be of comparable quality to such instruments with ratings of BBB or higher by S&P or Baa or higher by Moody's. Due to the relative scarcity and small size of many securities offerings in the Eastern European market, the number of securities that are rated by S&P and Moody's is limited. The Advisor reserves the right to determine that certain securities are of comparable quality where such securities have not been rated due to the small size of the offering or other factors. The Fund will invest no more than 5% of its total assets in securities rated below investment grade or which are unrated but are of comparable quality to such securities rated below investment grade as determined by the Advisor. Securities rated below investment grade (i.e., below BBB by S&P or Baa by Moody's) entail greater risks than investment grade debt securities. Securities rated BB by S&P or Ba by Moody's and below are commonly referred to as "junk bonds" and involve a high degree of speculation with respect to the payment of principal and interest.

      The investments of the Fund may include:

* Debt securities issued or guaranteed by an Eastern European national government, its agencies, instrumentalities or political subdivisions;

*    Corporate  debt  instruments   issued  by  borrowers  in  Eastern  European
     countries;

*     Eastern European Bank or bank holding company debt securities; and

*     Other debt securities, including those convertible into common stock.

      The Fund may purchase securities that are not publicly offered. If such securities are purchased, they may be subject to restrictions applicable to restricted securities.

      The Fund intends to select its investments from a number of country and market sectors. The Fund may invest substantial amounts in issuers from one or more countries and will normally have investments in securities of issuers from a minimum of three different countries; it may, however, invest substantially all of its assets in securities of issuers located in the U.S. for temporary or emergency purposes. A non-governmental issuer will be considered to be

194880.11
                                     -39-

"from" a country in which it is organized, in which it has at least 50% of its assets, or from which it derives at least 50% of its revenues.

      Under normal circumstances, the Fund will invest no more than 35% of the value of its total assets in U.S. dollar debt securities. Generally, however, the Fund will invest less than 10% of its assets in U.S. dollar debt securities.

      Short-term investments. To protect against adverse movements of interest rates and for liquidity, the Fund may also invest all or a portion of its net assets in short-term obligations denominated in U.S. and foreign currencies, such as, but not limited to, bank deposits; bankers' acceptances; certificates of deposit; commercial paper; short-term government, government agency, supranational agency and corporate obligations; and repurchase agreements.

      The Fund does not engage in short-term trading due to the fact that such practices would result in increased commissions and transaction costs. The Fund may assume a temporary defensive position. See "Additional Information on Policies and Investments - Temporary Defensive Positions" below. For additional information regarding investments and a description of additional permitted investments, see "Additional Information on Policies and Investments."

      Investment Strategy. The Advisor's Eastern European fixed income approach is governed by the Advisor's belief that the principal factors affecting the U.S. dollar total returns of an emerging markets debt portfolio are (1) the macroeconomic fundamentals in each country which are reflected in the currency and fixed income yield outlook, and (2) the credit quality of sovereign risk in each country. Quality/sector and security selection are aimed at reducing overall portfolio risk rather than producing incremental return. In addition, because fixed income markets of emerging market countries are more susceptible to abrupt and significant interest rate and currency fluctuations than their counterparts in more mature economies, the Advisor attempts to reduce the adverse effects on portfolio returns of such fluctuations through a systematic hedging strategy.

      The Advisor's Eastern European fixed income approach involves four steps:

-    Evaluation  of country  risk
-    Top-down  currency  and market  allocation
-    Management of currency risk and market allocation
- Relative value analysis (involving maturity, quality/sector and security selection)

      Market selection from the Advisor's country universe and the weighting of markets relative to a benchmark index cannot be determined without first evaluating the credit risk of each country's market.

      In each country in the Advisor's market universe, the Advisor analyzes GDP growth, inflation, nominal wage increases, the budget balance and GDP, current account, public

194880.11
                                     -40-
indebtedness, international reserve position, level of foreign debt and debt service capacity, fiscal policy and foreign exchange and monetary policy, as well as the political situation, International Monetary Fund ("IMF") stance, degree of liberalization of foreign exchange and fixed income markets, liquidity and transaction costs.

               Countries will not or no longer qualify for inclusion in the Advisor's market universe, if

            -     there is a lack of co-operation with the IMF;

            - a borrower defaults on its debt instruments issued in local currency or in Eurocurrencies;

            - there is no effective legislation, or history of interpretation of existing laws on taxation of foreign holders of local currency debt;

            - trade settlement risks and procedures are not acceptable to the Advisor; and

            - the country's debt service capacity shows a declining trend (i. e., average life of Eurocurrency debt is reduced by 30% within a year and the median life of outstanding foreign debt shows a negative  trend and is less than 1.5 years.

      In addition, each country must have liberalized its foreign currency markets to allow foreign holders of local currency debt to convert all debt service payments into foreign currency and repatriate such foreign currency.

      In order for Eastern European debt markets to be included in the Advisor's investment universe, the markets must pass the Advisor's qualitative country risk screen.

      The Advisor's investment universe encompasses two distinct markets: (1) the local currency debt markets of Eastern Europe, the Russian market and the markets of the newly formed countries that belonged to the former Soviet Union, and (2) the Eurocurrency markets that are used by public and private sector borrowers in the Advisor's market universe to raise capital in the major trading currencies, including the U.S. dollar. For investments in local currency debt instruments, the Advisor's core markets are the Czech Republic, Slovakia, Hungary, Poland, Slovenia, the Baltic states, Croatia, Romania and Russia.

      To determine market allocation, the Advisor employs proprietary forecasts with which the Advisor produces a monthly matrix of projected total returns in U.S. dollars of debt instruments denominated in local currency for each country in the Advisor's investment universe, as well as Eurocurrency instruments issued by borrowers in those countries. These projected returns are produced on the basis of official forecasts published by the IMF and European Bank for Reconstruction and Development ("EBRD"), projections prepared by the research departments of large international brokerage houses and forecasts of at least one independent domestic forecaster in each country, as well as the Advisor's proprietary projections.


194880.11
                                     -41-

      For local currency markets, and for instruments denominated in Eurocurrencies, the Advisor produces on a monthly basis total return forecasts in U.S. dollars across the available maturity spectrum. On the basis of these total return forecasts, the Advisor determines which instruments and which maturities are the most attractive for investment in each country.

      Market weights are generally determined by positioning the portfolio so as to produce what the Advisor expects to be an optimal risk/reward profile on the basis of the total return forecasts adjusted for expected volatilities. Since data series of a sufficiently long duration to produce statistically meaningful correlation coefficients of intermarket total returns are not yet available, the Advisor has at all times at least three markets represented in the Advisor's portfolio, each weighted with at least 15% of the Fund's total assets in order to achieve a minimum level of diversification.

      Eastern European debt markets are characterized by limited liquidity, high transaction costs and restricted availability of hedging instruments. The Advisor therefore positions the Fund at all times to reflect these circumstances through rigid security selection and by constructing a maturity profile that provides adequate liquidity. Generally, short-term instruments issued in local currency are held to maturity.

      If the qualitative criteria of a country's fixed income market in combination are expected to produce a negative trend for the country's fixed income markets, the Advisor increases the risk factor (volatility) used in the total return forecast matrix for that country. This causes a downward adjustment of the weight assigned to the country's fixed income markets in the Fund. Events that give rise to such adjustments include upward revisions in projected inflation rates, downward revisions of GDP growth rates, upward adjustments of projected budget deficits and deterioration of a country's foreign exchange reserve position.

      If the U.S. dollar shows strength relative to a currency in which the Fund holds investments in excess of that projected in the Advisor's currency forecast, the Advisor hedges positions by buying U.S. dollars against the foreign currency in the interbank forward foreign currency exchange contract market or by selling the currency in the futures and options markets (if such instruments are available in the different markets). The Advisor also employs proxy hedges in instances where direct hedges are difficult to establish. A proxy hedge is a hedge against another currency or basket of currencies which are closely correlated to the currency in which the Fund holds a position.

      The Advisor attempts to protect the Fund against negative return impact caused by rising interest rates by selling interest rate future contracts or by purchasing put options on interest rate futures contracts in those markets where such instruments are available. This hedging technique is used mostly for Eurocurrency instruments because effective interest rate risk management tools for local currency debt instruments have not yet evolved.

     Cash may be held in U.S. dollars and/or in any of the Eastern European currencies. The Fund's cash position is first and foremost a function of the Advisor's currency allocation

194880.11
                                     -42-
decisions and secondarily a function of the Advisor's duration selections. If the outlook for U.S. dollar cash returns is more attractive than that for cash and bond returns in all other currencies, the Fund will hold a U.S. dollar cash position of up to 35% of the Fund's total assets. Conversely, if the outlook for Eastern European currency cash returns is more attractive, the Fund will hold foreign cash positions of up to 25% of the Fund's total assets. From time to time, the Advisor may hold up to 90% of the Fund's total assets in securitized money market instruments, such as government short-term paper, treasury bills issued by governments of Eastern European countries, commercial paper and corporate short-term paper with maturities of up to one year.

      Maturity selection is based on the Advisor's total return forecasts. Currently, most local currency debt instruments tend to have short-term maturities of one year or less. Eurocurrency instruments, on the other hand, that have short- to intermediate-term maturities, generally are priced at a spread over the interest rate applicable to the same-maturity government bond of the country in whose currency the debt instrument is issued.

      The Advisor focuses on issuers of the highest available credit quality and uses international and supranational issuers with credit ratings at least equal to those of local borrowers. Quality and sector management are therefore not as complex as for domestic U.S. bonds. Because the Advisor focuses its issue selection on the highest available credit quality, opportunities to achieve significant incremental returns in sector selection are limited.

      Issue selection within the quality constraints referred to above is principally aimed at achieving duration and yield curve targets determined in accordance with the Advisor's top-down market allocation decision. The Advisor is conscious of the need for liquidity and therefore invests only in issues
within  a  sector  which  the  Advisor   deems  to  have  the  greatest   future
marketability.

      The Advisor's aim is to buy those debt securities that are most reasonably priced as measured in terms of the yield spread against a comparable government bond or, in the case of Eastern European local currency instruments, if the Advisor believes that the instrument is undervalued relative to its peers. At purchase the Advisor establishes positions of up to a maximum of 10% of the Fund's total assets. Given that the Advisor's investment universe consists of newly emerging markets, the Advisor pays particular attention to such factors as liquidity (tradability), legal protection of bondholders, accounting and disclosure standards, transferability of funds, the risk of imposition of exchange controls and settlement risks, as well as the tax treatment of interest and capital gains.

      Positions are sold (1) as a result of market disruptions that lead to a change in the country allocation weight, (2) as a result of shifts in currency and market weights, (3) in the case of Eurocurrency debt instruments, due to valuation reasons, (4) due to deterioration of credit quality, or (5) if cash becomes a more attractive investment alternative. The Advisor determines high/low price target ranges for each position in the Fund's portfolio, which are reviewed

194880.11
                                     -43-
     monthly.  Such  targets  are  based  on  historical   volatilities  of  the
underlying debt instruments and serve as profit and stop-loss targets.

      The most critical determinants of performance (total return in U.S. dollars) are strategic decisions as to country allocation and currency exposure. The Advisor therefore refrains from switching among issues to boost portfolio return. Given generally lower levels of market liquidity and relatively high transaction costs, the Advisor tends to hold short-term issues denominated in local currency to maturity. Trading activity is usually governed by implementation of strategic changes in portfolio composition, which are usually infrequent, and consequently, portfolio turnover is generally low.

              ADDITIONAL INFORMATION ON POLICIES AND INVESTMENTS

      Repurchase Agreements. As a means of earning income for periods as short as overnight, the Funds may without limit enter into repurchase agreements, which are collateralized by U.S. government securities in which it may otherwise invest, with selected banks and broker/dealers. Under a repurchase agreement, a Fund acquires securities, subject to the seller's agreement to repurchase at a specified time and price. The Fund requires the party obligated to repurchase the securities to provide it with collateral for that obligation. Repurchase agreements are considered to be loans under the 1940 Act. The Fund may enter into repurchase commitments for investment purposes for periods of 30 days or more. Such commitments involve investment risk similar to that of debt securities in which it invests. For purposes of the tax diversification test under Subchapter M of the Code, repurchase agreements are likely to be treated as securities issued by the seller and subject to the "5% per issuer" requirement noted above. If the seller under a repurchase agreement becomes insolvent, the Fund's right to dispose of the securities may be restricted. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the securities under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the securities. Also, the value of such securities may decline before it is able to dispose of them.

      Reverse Repurchase Agreements. As a means of enhancing income, the Bond and E. European Debt Funds may enter into reverse repurchase agreements with selected banks and broker/dealers. Under a reverse repurchase agreement, a fund sells securities subject to an obligation to repurchase those securities at a specified time and price. In order to comply with U.S. regulatory conditions applicable to investment companies, the Fund will recognize gains or losses on such obligations each day, and will segregate cash, U.S. government securities, or other high-grade debt instruments in an amount sufficient to satisfy its repurchase obligation, will mark the value of the assets to market daily, and post additional collateral if necessary. The Fund may invest the payment received for such securities prior to fulfilling its obligation to repurchase the securities. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Therefore, the Fund's investment in reverse repurchase agreements is subject to the borrowing limitations of the 1940 Act (See "Investment Restrictions" in the Statement of Additional Information). If the buyer under a repurchase agreement becomes insolvent, the

194880.11
                                     -44-

Fund's right to reacquire its securities may be impaired. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the buyer of the securities before repurchase of the securities under a reverse repurchase agreement, it may encounter delay and incur costs before being able to apply the cash held to purchase replacement securities. Also, the value of such securities may increase before it is able to purchase them.

      When-issued Securities. The Emerging Markets and Bond Funds may purchase securities on a when-issued or forward delivery basis, for payment and delivery at a later date. The price and yield are generally fixed on the date of commitment to purchase. During the period between purchase and settlement, no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price. The Fund reflects gains or losses on such commitments each day, and segregates assets sufficient to meet its obligation pending payment for the securities.

      Strategic Transactions. Each of the Funds may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific fixed-income market movements), to manage the maturity or duration of fixed-income securities, or to enhance potential gain. Such strategies are generally accepted as modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

      In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as forward foreign currency contracts, foreign currency futures as defined below, currency swaps or options on currencies (collectively, all the above are called "Strategic Transactions"). Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

      The Advisor does not, as a general rule, intend regularly to enter into strategic transactions for the purpose of reducing currency and market risk, for two reasons. First, for the E. European Equity Fund, since financial derivatives in Eastern European markets currently must be tailor-made to the Fund's specifications, they are extremely costly and illiquid instruments, and as such do not offer a cost-effective way to reduce currency and market risk. Second, each of the Funds is intended for investors with a long-term investment horizon and it

194880.11
                                     -45-
is the Advisor's view that any short-term losses due to fluctuations in local currencies or stock market values will be compensated over the long term by the capital appreciation of the portfolio securities. Notwithstanding the foregoing, the Advisor may, from time to time as circumstances dictate, engage in strategic transactions as described herein.

      Currency risk is assessed separately from equity analysis. To balance undesirable currency risk, each of the International Equity Fund, E. European Equity Fund and Bond Fund (each, an "International Fund") may enter into forward contracts to purchase or sell foreign currencies in anticipation of the International Fund's currency requirements, and to protect against possible adverse movements in foreign exchange rates. Although such contracts may reduce the risk of loss due to a decline in the value of the currency which is sold, they also limit any possible gain which might result should the value of the currency rise. Foreign investments which are not U.S. dollar denominated may require the International Fund to convert assets into foreign currencies or convert assets and income from foreign currencies to dollars. Normally, exchange transactions will be conducted on a spot or cash basis at the prevailing rate in the foreign exchange market. However, the investment policies permit the International Fund to enter into forward foreign currency exchange contracts in order to provide protection against changes in foreign exchange rates. Any transactions in foreign currencies will be designed to protect the dollar value of the assets composing or selected to be acquired or sold for the investment portfolio of the International Fund; the International Fund will not speculate in foreign currencies. In addition, because the exchange rate of some Eastern European currencies may be linked to a basket of convertible currencies including the U.S. dollar and the deutschemark, the Advisor may elect, from time to time as circumstances dictate, to reduce the effect of currency fluctuations on the value of existing or anticipated holdings or sales proceeds of portfolio securities by proxy hedging. For more information, see sections on forward foreign currency contracts and proxy hedging in the Statement of Additional Information.

      Each International Fund may purchase and write covered call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign securities. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. In connection with such transactions, the Fund will segregate assets sufficient to meet its obligations: when the Fund's obligation is denominated in a foreign currency, the Fund will own that currency or assets denominated in that currency, or a currency or securities which the Advisor determines will move along with the hedged currency or portfolio securities.

      Each International Fund may enter into contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures"). This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the portfolio securities or adversely affect the prices of securities that the Fund intends to purchase or sell at a later date. The successful use of currency futures will usually depend on the Advisor's ability to forecast currency exchange rate movements

194880.11
                                     -46-
correctly. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of foreign currency futures or may realize losses.

      Each International Fund is authorized to use financial futures, currency futures, and options on such futures for certain hedging purposes subject to conditions of regulatory authorities (including margin requirements) and limits established by the Company's Board of Directors to avoid speculative use of such techniques.

      Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect its unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of its portfolio, to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities, or as a means to efficiently change country and/or currency allocation. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a Fund's assets will be committed to futures and options on future entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Bond Fund to utilize these Strategic Transactions successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured. The Bond Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes.

      See "Special Risk Considerations - Strategic Transactions" for additional information. Strategic Transactions also are likely to involve "Section 988 transactions," at least in part. As such, the foreign currency component must be segregated for tax purposes and treated as ordinary interest income or loss and distributed. See "Taxation," also.

      Temporary Defensive Positions. When the Advisor believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, each of the Funds may invest up to 100% of its assets in U.S. Government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as bonds, certificates of deposits or repurchase agreements (for the risks involved in repurchase agreements see the Statement of Additional Information). For temporary defensive or emergency purposes, however, the Bond Fund may invest without limit in investment grade U.S. debt securities, including short-term money market securities. For temporary defensive purposes, the International Funds may hold cash or debt obligations denominated in U.S. dollars or foreign currencies. These debt obligations include U.S. and foreign government securities and investment grade corporate debt securities, or bank deposits of major international institutions. When a Fund is in a temporary defensive position, it is not pursuing its stated

194880.11
                                     -47-
investment policies. The Advisor decides when it is appropriate to be in a defensive position. It is impossible to predict for how long such alternative strategies will be utilized.


                         SPECIAL RISK CONSIDERATIONS

      Foreign Securities and Currencies. Since investments in each International Fund are normally primarily denominated in foreign currencies, exchange rates are likely to have a significant impact on its total performance. For example, a fall in the U.S. dollar's value relative to the Japanese yen will increase the U.S. dollar value of a Japanese bond held in the portfolio, even though the price of that bond in yen terms remains unchanged. Conversely, if the U.S. dollar rises in value relative to the yen, the U.S. dollar value of a Japanese bond will fall. Investors should be aware that exchange rate movements can be significant and endure for long periods of time. The Advisor attempts to control exchange rate risks through active portfolio management.

      In addition, for the Bond Fund, the Advisor attempts to mitigate interest rate risks through management of currency, bond market and maturity exposure and security selection which will vary based on available yields and the Advisor's outlook for the interest rate cycle in various countries and changes in foreign currency exchanges rates. In any of the markets in which the Fund invests, longer maturity bonds tend to fluctuate more in price as interest rates change than shorter-term instruments - again providing both opportunity and risk.

      In addition to the risks outlined above, an investor should be aware that investing in foreign securities involves risks which are not normally associated with investing in U.S. securities, such as, exchange control regulations; costs incurred in connection with conversions between various currencies; availability of less financial information than comparable U.S. companies; lack of uniform accounting, auditing and financial reporting requirements; less liquidity and more volatility than securities listed on U.S. security markets due to substantially lower trading volume; possibly lower sales prices in the event of forced liquidation of securities in order to meet unanticipated cash requirements; fixed commissions on foreign security markets which are generally higher than negotiated commissions on U.S. security markets, in addition to less supervision and regulation of such security markets; difficulty in enforcing judgments abroad; and the possibility of expropriation of assets, confiscatory taxation, imposition of withholding of taxes prior to payment of dividends or other distributions, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. It may be more difficult for an International Fund's agents to keep currently informed about corporate actions which may affect the prices of portfolio securities.

      Newly Developed Markets. The Emerging Markets, E. European Equity and E. European Debt Funds invest, and the International Equity Fund may invest, in securities which

194880.11
                                     -48-
trade in newly developed markets which do not have a lengthy operating history. These markets may be subject to substantial volatility and securities traded on these markets may be subject to greater fluctuations in price than securities traded on more developed markets. An investment in securities trading in these types of markets should be considered risky and they pose greater risk than investments in more developed markets. In cases of extreme volatility, obtaining accurate quotes on securities may be difficult and in some instances the fund will rely on security prices which are determined by procedures set by the Board of Directors to determine "fair value".

      Non-Diversified Fund. While each of the Value, Bond and E. European Debt Funds will seek to qualify as a "diversified" investment company under provisions of Subchapter M of the Code, neither Fund will be diversified under the 1940 Act. Thus, while at least 50% of the total assets of each such Fund will be represented by cash, cash items, and other securities limited in respect of any one issuer to an amount not greater than 5% of its total assets, the Fund will not satisfy the 1940 Act requirement in this respect, which applies that test to 75% of the Funds assets. A non-diversified Fund is subject to greater risk because adverse effects on the Fund's security holdings may affect a larger portion of the Fund's overall assets.

      Strategic Transactions. Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation it can realize on its investments or cause it to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degrees of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that the Fund may use and some of their risks are described more fully in the Statement of Additional Information. Investments in debt securities

194880.11
                                     -49-
issued by foreign governments and foreign corporations domiciled in such countries could result in the imposition of withholding taxes on interest and capital gains by the country of domicile or residence of the issuer. The amount of tax withheld, if any, will depend on the domestic tax law of the country of domicile or residence of the issuer and/or the availability of a bilateral income tax treaty between such country and the United States. If a withholding tax is imposed, the rate of return on the foreign investments could be adversely affected.

                           INVESTMENT RESTRICTIONS

      The investments of each Fund are subject to investment limitations which may not be changed without the approval of at least a majority of the outstanding voting securities of that fund, as that term is defined in the 1940 Act. (See the Statement of Additional Information for the specific definition.)

      Certain of these policies are detailed below, while other policies which prohibit or limit particular practices are set forth in the Statement of Additional Information. The investment restrictions of each Fund specifically provide, except as noted otherwise, that it may not:

* Except for the Value, Bond and E. European Debt Funds, as to 75% of its assets, purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the Government of the United States or any agency or instrumentality thereof) if, as a result of such purchase, more than 5% of its total assets would be invested in the securities of such issuer.

* Except for the Value, Bond and E. European Debt Funds, purchase stock or securities of an issuer (other than the obligations of the United States or any agency or instrumentality thereof) if such purchase would cause the Fund to own more than 10% of any class of the outstanding voting securities of such issuer or, except for the Emerging Markets Fund, more than 10% of any class of the outstanding stock or securities of such issuer.

* Act as an underwriter of securities of other issuers, except (i) that each of the International Equity and E. European Equity Funds may invest up to 10% of the value of its total assets (at time of investment) in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933, as amended, or any foreign law restricting distribution of securities in a country of a foreign issuer; and (ii) with respect to the Bond Fund, to the extent that the Bond Fund may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund.

* Buy or sell commodities or commodity contracts, provided that each of the International Equity and E. European Equity Funds may utilize not more than 1% of its assets for deposits or commissions required to enter into, for the International Equity Fund, forward foreign currency contracts, and for the E. European Equity Fund, financial

194880.11
                                     -50-
      futures contracts, for hedging purposes as described under "Investment Policies" and "Additional Information on Policies and Investments - Strategic Transactions." (Such deposits or commissions are not required for forward foreign currency contracts.)

* As to the International Equity and E. European Equity Funds, borrow money except for temporary or emergency purposes and then only in an amount not in excess of 5% of the lower of value or cost of its total assets, in which case the Fund may pledge, mortgage or hypothecate any of its assets as security for such borrowing but not to an extent greater than 5% of its total assets. As to the Value, Emerging Markets, Bond and E. European Debt Funds, borrow money, except as a temporary measure for extraordinary or emergency purposes, or except in connection with reverse repurchase agreements, provided that the Fund maintains asset coverage of 300% in connection with the issuance of senior securities. Notwithstanding the foregoing, to avoid the untimely disposition of assets to meet redemptions, the Value, Emerging Markets and E. European Debt Funds may borrow up to 33 1/3%, and the Bond Fund may borrow up to 20%, of the value of the Fund's assets to meet redemptions, provided that the Fund may not make other investments while such borrowings are outstanding.

* Make loans, except that a Fund may (1) lend portfolio securities; and (2) enter into repurchase agreements secured by U.S. Government securities and, with respect to the Bond and E. European Debt Funds, except to the extent that the entry into repurchase agreements and the purchase of debt securities in accordance with its investment objective and policies may be deemed to be loans.

* Invest more than 25% of a Fund's total assets in securities of companies in the same industry, with certain qualifications with respect to the Bond and E. European Debt Funds described in the Statement of Additional Information.

      Percentage limitations in the foregoing description of the Funds' investments and policies and this "Investment Restrictions" section are determined at the time a Fund makes a purchase or loan subject to such percentage.

                      PERFORMANCE TERMS AND COMPUTATIONS

      From time to time each of the Funds may advertise information regarding its performance. All performance figures are historical, show the performance of a hypothetical investment and are not intended to indicate future performance. Advertising may include the following performance measurements.

      "Yield" is the ratio of income per share derived from the portfolio investments to the current maximum offering price expressed in terms of a percentage.

      "Distribution rate" is the amount of distribution per share made over a twelve-month period divided by a current maximum offering price.

194880.11
                                     -51-

      "Total return" is the total of all income and capital gains paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price.

      "Average annual total return" refers to the average annual compound rate of return of an investment in the Fund assuming that the investment has been held for one-, five- and ten-year periods, as applicable, and/or the life of the Fund.

      "Cumulative total return" represents the cumulative change in value of an investment in the Bond Fund for various periods. These calculations assume that dividends and capital gains distributions were reinvested.

      "Capital change" measures return from capital, including reinvestment of any capital gains distributions but not reinvestment of dividends.

      Performance will vary based upon, among other things, changes in market conditions and the level of the Funds' expenses. Please refer to the Statement of Additional Information for more information on Performance.

                           THE COMPANY'S MANAGEMENT

      The Board of Directors of the Company is responsible for the supervision of the general business of the Company. The Directors act as fiduciaries for shareholders under the laws of the State of Maryland. The Board has appointed John Pasco, III to serve as President of the Company. The Company employs the following persons to provide it with investment advice and to conduct its ongoing business:

      Investment Advisor - Vontobel USA Inc. (the "Advisor") manages the investment of the assets of each Fund pursuant to an Investment Advisory Agreement (each, an "Advisory Agreement"). The Advisory Agreements of the Emerging Markets and E. European Debt Funds are effective for a period of two years from August 18, 1997 and the Advisory Agreement of the E. European Equity Fund is effective for a period of two years from February 14, 1996, and such Advisory Agreements may be renewed thereafter, and the Advisory Agreement of each of the other Funds may be renewed, only so long as such renewal and continuance is specifically approved at least annually by the Company's Board of Directors or by vote of a majority of the outstanding voting securities of the applicable Fund, provided the continuance is also approved by a majority of the Directors who are not "interested persons" of the Company or the Advisor by vote cast in person at a meeting called for the purpose of voting on such approval. The address of the Advisor is 450 Park Avenue, New York, N.Y. 10022.

      The Advisor is a wholly owned and controlled subsidiary of Vontobel Holding Ltd., a Swiss bank holding company, having its registered offices in Zurich, Switzerland. As of December 31, 1996, the Advisor manages in excess of $1.4 billion. The Advisor also acts as

194880.11
                                     -52-
the advisor to three series of a Luxembourg fund organized by an affiliate of the Advisor. That fund does not accept investments from the U.S.

     Mr. Edwin Walczak is the First Vice President and Chief Investment Officer of the Advisor, and has been the President and portfolio manager of the Value Fund since its inception in March 1990. Mr. Mark Robertson is the associate portfolio manager of the Value Fund and joined the Advisor in September 1991.

      Mr. Fabrizio Pierallini, who is a Vice President of the Advisor, has been the President and portfolio manager of the International Equity Fund since May 1994 and the Emerging Markets Fund since its inception on August 18, 1997. From May 1991 to April 1994 Mr. Pierallini was an Associate-Director/Portfolio Manager with Swiss Bank Corporation in New York where he was responsible for, among other things, international asset allocation. Mr. Rajiv Jain is the associate portfolio manager of the International Equity and Emerging Markets Funds and joined the Advisor in November 1994. From 1993 to 1994 Mr. Jain worked as an analyst with Swiss Bank Corporation, New York and, for the prior two years, managed a private trust for international investors in Florida.

          Mr. Arpad Pongracz, who is a Vice President of the Advisor, has been the President and portfolio manager of the E. European Equity Fund since its inception in February 1996. Mr. Pongracz is also a portfolio manager at Vontobel Asset Management Ltd., Switzerland, which he joined as an equity analyst in 1990. Mr. Pongracz is a Chartered Financial Analyst. Effective October 1, 1997 Mr. Pongracz will be replaced by Mr. Luca Parmeggiani. Mr. Parmeggianni was formerly a Vice President of Lombard Odier & Cie, Geneva, which he joined in 1992 as a quantitative analyst. Mr. Parmeggiani was the portfolio manager of Lombard Odier's closed-end Polish Investment Fund and its Luxembourg-based Eastern Europe Fund. He is an EFFAS certified financial analyst (European Federation of Financial Analysts and Statisticians).

          Mr. Sven Rump, who is a Vice President of the Advisor, has been the President and portfolio manager of the Bond Fund since its inception on March 1, 1994. Mr. Rump is also a Vice President and the head of fixed income management at Vontobel Asset Management Ltd., Switzerland, which he joined in October 1991. Mr. Rump is a Chartered Financial Analyst.

      Mr. Volker Wehrle, who is a Vice President of the Advisor, has been the President and portfolio manager of the E. European Debt Fund since its inception on August 18, 1997. Mr. Wehrle is currently (since October 1994) a Vice President of Vontobel Asset Management, Switzerland, where he is deputy head of fixed income management. From January 1989 to September 1994 he managed fixed income investments for the Group Treasury Department of Sandoz AG in Basel, Switzerland. and he was responsible for setting up the Sandoz Investment Trust in London.

      Pursuant to the Advisory Agreements, the Advisor provides the Funds with investment management services, subject to the supervision of the Board of Directors of the Company, and

194880.11
                                     -53-
with office space, and pays the ordinary and necessary office and clerical expenses relating to investment research, statistical analysis, supervision of the Funds' portfolios and certain other costs. The Advisor also bears the cost of fees, salaries and other remuneration of the Company's Directors, officers or employees who are officers, Directors, or employees of the Advisor. Each Fund is responsible for all other costs and expenses, such as, but not limited to, brokerage fees and commissions in connection with the purchase and sale of securities, legal, auditing, bookkeeping and record keeping services, custodian and transfer agency fees and fees and other costs of filing notice of or registration of its shares for sale under various state and Federal securities laws. All expenses of each Fund not specifically assumed by the Advisor are assumed by the Fund.

      Under the Advisory Agreement with each Fund, the Advisor is entitled to monthly compensation accrued daily at an annual rate equal to the percentage of the average daily net assets of the Funds as set forth below:

   ===================================================================================
                         Value    InternationaEmerging  E. EuropeaBond  E. European
Amount of Assets Managed Fund     Equity FundMarkets FunEquity FunFund  Debt Fund
-----------------------------------------------------------------------------------
$0-$100 million          1.00%      1.00%      1.25%      1.25%   1.00%   1.25%
-----------------------------------------------------------------------------------
More than $100 million to0.75%      0.75%      1.25%      1.25%   1.00%   1.25%
$500 million
-----------------------------------------------------------------------------------
More than $500 million   0.75%      0.75%      1.00%      1.00%   1.00%   1.00%
   ===================================================================================

These fees are higher than those charged to most other investment companies, but are comparable to fees paid by investment companies with investment objectives and policies similar to the Funds' investment objectives and policies. The fee is paid monthly, within five business days after the end of the month.

      The Advisory Agreements contemplate the authority of the Advisor to place orders for each of the Funds pursuant to its investment determinations either directly with the issuer or with any broker or dealer. The Advisor may allocate brokerage to an affiliated dealer in accordance with written policies and procedures adopted by the Company's Board of Directors. In placing orders with brokers or dealers, the Advisor will attempt to obtain the best price and execution for the Fund's orders. The Advisor may purchase and sell securities to and from brokers and dealers who provide the Advisor with research advice or statistical services, and may be authorized to pay a commission for such transactions which is higher than the commission that would be charged by another broker. From time to time, and subject to the Advisor obtaining the best price and execution for each Fund, the Board of Directors may authorize the Advisor to allocate brokerage transactions to a broker in consideration of: (1) the sale of Fund shares, or (2) payment of an obligation otherwise payable by the Funds.

          Administrator - Commonwealth Shareholder Services, Inc. ("CSS"), serves as Administrator to each Fund pursuant to Administrative Services Agreements. CSS provides

194880.11
                                     -54-
certain recordkeeping and shareholder servicing functions required of registered investment companies, and will assist each Fund in preparing and filing certain financial and other reports and performs certain daily functions required for ongoing operations. CSS may furnish personnel to act as the Company's officers to conduct the Company's business subject to the supervision and instructions of the Company's Board of Directors.

      The Administrative Services Agreements provide that CSS will be paid monthly: (1) 0.20% of the average daily net assets of the Funds (which includes regulatory matters, backup of the pricing of shares of each Fund, administrative duties in connection with the execution of portfolio trades, and certain services in connection with Fund accounting); (2) an hourly fee for shareholder servicing and state securities law matters; and (3) certain out-of-pocket expenses. The address of CSS is 1500 Forest Avenue, Suite 223, Richmond, VA 23229.

      Custodian and Accounting Services Agents

      Brown Brothers Harriman & Co. ("BBH") is the Company's custodian and accounting services agent for the International Funds. BBH collects income when due and holds all the portfolio securities and cash of the International Funds. (BBH, with the consent of the Company, has designated The Depository Trust Company of New York, as its agent to secure some of the assets of the International Funds.) BBH is authorized to appoint other entities to act as sub-custodians to provide for the custody of foreign securities which may be acquired and held by the International Funds outside the U.S. Such appointments are subject to appropriate review by the Company's Board of Directors. BBH, as the accounting services agent of the International Funds, maintains and keeps current the books, accounts, records, journals or other records of original entry relating to such Funds' business. The address of BBH is 40 Water Street, Boston, Massachusetts 02109.

      Star Bank (the "Star Bank") in Cincinnati, Ohio is the custodian and accounting services agent for the Value Fund. Star Bank collects income when due and holds all of the Value Fund's portfolio securities and cash. Such appointments are subject to appropriate review by the Company's Board of Directors. Star Bank, as the accounting services agent of the Value Fund, maintains and keeps current the books, accounts, records, journals or other records of original entry relating to the Value Fund's business. The address of Star Bank is 425 Walnut Street, P.O. Box 1118, Cincinnati, Ohio 45201-1118.

      Transfer and Dividend Disbursing Agent - Fund Services, Inc. ("FSI" or the "Transfer Agent") is the transfer and dividend disbursing agent for the Company. John Pasco, III, Chairman of the Board of the Company owns one third of the stock of FSI, and, therefore, FSI may be deemed to be an affiliate of the Company. FSI provides all the necessary facilities, equipment and personnel to perform the usual and ordinary services of the transfer and dividend disbursing agent, including administrative receipt and processing of orders and payments for purchases of shares, opening shareholder accounts, preparing shareholder meeting lists, mailing proxy material, receiving and tabulating proxies, mailing shareholder reports and prospectuses, withholding certain taxes on non-resident alien accounts, disbursing income dividends and capital

194880.11
                                     -55-
distributions, preparing and filing U.S. Treasury Department Form 1099 (or equivalent) for all shareholders, preparing and mailing confirmation forms to shareholders for all purchases and redemptions of the Company's shares and all other confirmable transactions in shareholders' accounts, recording reinvestment of dividends and distribution of the Company's shares. Under the Agreement between the Company and FSI, as in effect on May 1, 1991, FSI is compensated pursuant to a schedule of services, and is reimbursed for out-of-pocket expenses. The schedule calls for a minimum payment of $16,500 per year. The address of the Transfer Agent is P.O.
Box 26305, Richmond, VA 23260.

     Principal Underwriter/Distributor - Vontobel Fund Distributors, a division of First Dominion Capital Corp. (the "Distributor"), acts as the principal underwriter for the Company pursuant to an agreement effective August 18, 1997. Mr. John Pasco, III, who owns 100% of the outstanding stock of the Distributor, is the President, Treasurer and a Director of the Distributor. Mr. Pasco is also the Chairman and a Director of the Company. The address of the Distributor is 1500 Forest Avenue, Suite 223, Richmond, VA 23229.

                                HOW TO INVEST

      Shares of the Funds may be purchased directly from the Distributor or through brokers or dealers who are members of the National Association of Securities Dealers, Inc. who are registered, if required, in the state where the purchase is made and who have a sales agreement with the Distributor. After a shareholder account is established, subsequent orders for shares may be mailed directly to the Transfer Agent. The offering price per share is equal to the net asset value per share next determined after receipt of a purchase order. A minimum initial investment of $1,000 is required to open a shareholder account in each Fund, and each subsequent investment must be $50 or more. Under certain circumstances the Company may waive the minimum initial investment for purchases by officers, Directors and employees of the Company and its affiliated entities and for certain related advisory accounts and retirement accounts (such as IRAs).

      When an investor acquires shares of a Fund from a securities broker or dealer, the investor may be charged a transaction fee for shares purchased and/or redeemed at net asset value through that broker or dealer.

      To facilitate the handling of transactions with shareholders, the Company uses an open account plan. The Transfer Agent will automatically establish and maintain an open account for the Funds' shareholders. Under the open account plan your shares are reflected in your open account. This service facilitates the purchase, redemption or transfer of shares, eliminates the need to issue or safeguard certificates and reduces time delays in executing transactions. Stock certificates are not required and are not normally issued. Stock certificates for full shares will be issued by the Transfer Agent upon written request but only after payment for the shares is collected by the Transfer Agent.


194880.11
                                     -56-

      Purchase by Mail - For initial purchases the account application form (the "Account Application") which accompanies this Prospectus should be completed, signed, and mailed to the Transfer Agent, together with your check or other negotiable bank draft drawn on and payable by a U.S. Bank payable to the applicable Fund. For subsequent purchases include with your check the tear-off stub from a prior purchase confirmation, or otherwise identify the name(s) of the registered owner(s) and the social security numbers.

      Investing by Wire - You may purchase shares by requesting your bank to transmit "Federal Funds" by wire directly to the Transfer Agent. To invest by wire please call the Transfer Agent for instructions, then notify the Distributor by calling 800-527-9500. Your bank may charge you a small fee for this service. The Account Application which accompanies this Prospectus should be completed and promptly forwarded to the Transfer Agent. This application is required to complete the Funds' records in order to allow you access to your shares. Once your account is opened by mail or by wire, additional investments may be made at any time through the wire procedure described above. Be sure to include your name and account number in the wire instructions you provide your bank.

                             HOW TO REDEEM SHARES

      Subject to certain exigencies described below, shares of the Funds may be redeemed at any time and in any amount by mail or telephone. For your protection, the Transfer Agent will not redeem your shares until it has received all information and documents necessary for your request to be in "proper order." (See "Signature Guarantees.") You will be notified promptly by the Transfer Agent if your redemption request is not in proper order.

      If a shareholder redeems shares of the Emerging Markets Fund, E. European Equity Fund or E. European Debt Fund that have been held less than six months (including shares to be exchanged), the Company will deduct from the proceeds a redemption charge of 2% of the amount of the redemption. This amount is retained by the applicable Fund to offset the Fund's costs of purchasing or selling securities.

      The Company's procedure is to redeem shares at the net asset value next determined after receipt by the Transfer Agent of the redemption request in proper order as described herein. Payment will be made promptly, but no later than the seventh day following receipt of the request in proper order. Please note that (1) the Transfer Agent cannot accept redemption requests which specify a particular date for redemption, or which specify any special conditions; and
(2) if the shares you are redeeming were purchased by you less than 15 days prior to the receipt of your redemption request, the Transfer Agent must ascertain that your check in payment of the shares you are redeeming has cleared prior to disbursing the redemption proceeds. If you anticipate that you may need to redeem sooner than 15 days after purchase, you should make your purchase by Federal Funds wire, or by a certified, treasurer's or cashier's check.


194880.11
                                     -57-

      The Company may suspend the right to redeem shares for any period during which the New York Stock Exchange is closed or the Securities and Exchange Commission determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing at the net asset value per share next computed after the suspension is terminated.

      Redemption by Mail - To redeem shares by mail, send the following information to the Transfer Agent: (1) a written request for redemption signed by the registered owner(s) of the shares, exactly as the account is registered;
(2) the stock certificates for the shares you are redeeming, if any stock certificates were issued; (3) any required signature guarantees (see "Signature Guarantees"); and (4) any additional documents that might be required for redemption by corporations, executors, administrators, trustees, guardians, etc. The Transfer Agent will mail the proceeds to your currently registered address, payable to the registered owner(s) unless you specify otherwise in your redemption request. There is no charge to shareholders for redemptions by mail.

      Redemption by Telephone - You may redeem your shares by telephone if you request this service on your Account Application at the time you complete your initial Account Application. If you do not request this service at that time, you must request approval of telephone redemption privileges in writing (sent to the Company's Transfer Agent) with a signature guarantee (see "Signature Guarantee") before you can redeem shares by telephone. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at (800) 628-4077. By establishing this service, you authorize the Transfer Agent to act upon any telephone instructions it believes to be genuine, to (1) redeem shares from your account and (2) mail or wire redemption proceeds. There is no charge for establishing this service, but the Transfer Agent will charge your account a $10.00 service fee each time you make a telephone redemption. The amount of this service charge may be changed at any time, without notice, by the Transfer Agent.

      You cannot redeem shares by telephone if you hold a stock certificate representing the shares you are redeeming or if you paid for the shares with a personal, corporate, or government check and your payment has been on the books of the Company for less than 15 days.

      If it should become difficult to reach the Transfer Agent by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests, a shareholder may send a redemption request to the Transfer Agent by overnight mail.

      The Company employs reasonable procedures designed to confirm the authenticity of your instructions communicated by telephone and, if it does not, it may be liable for any losses due to unauthorized or fraudulent transactions. As a result of this policy, a shareholder authorizing telephone redemption bears the risk of loss which may result from unauthorized or fraudulent transactions which the Company believes to be genuine. When you request a telephone redemption or transfer, you will be asked to respond to certain questions designed to

194880.11
                                     -58-
confirm your identity as a shareholder of record.  Your  cooperation  with these
procedures  will  protect  your  account  and  the  Company  from   unauthorized
transactions.

      Redemption by Wire - If you request by mail or telephone that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

      Signature Guarantees - To help to protect you and the Company from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be payable to another person or that the check be mailed to an address other than the one indicated on the account registration;
(2) all requests to transfer the  registration  of shares to another owner;  and
(3) all authorizations to establish or change telephone redemption service, other than through your initial Account Application.

      In the case of redemption by mail, signature guarantees must appear on either: (a) the written request for redemption; or (b) a separate instrument of assignment (usually referred to as a "stock power") specifying the total number of shares being redeemed. The Company may waive these requirements in certain instances.

      The following institutions are acceptable signature guarantors: (a) participants in good standing of the Securities Transfer Agents Medallion Program ("STAMP"); (b) commercial banks which are members of the Federal Deposit Insurance Corporation ("FDIC"); (c) trust companies; (d) firms which are members of a domestic stock exchange; (e) eligible guarantor institutions qualifying under Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended that are authorized by charter to provide signature guarantees (e.g., credit unions, securities dealers and brokers, clearing agencies and national securities exchanges); and (f) foreign branches of any of the above. In addition, the Company will guarantee your signature if you personally visit its offices at 1500 Forest Avenue, Suite 223, Richmond, VA 23229. The Transfer Agent cannot honor guarantees from notaries public, savings and loan associations, or savings banks.

      Small Accounts - Due to the relatively higher cost of maintaining small accounts, the Company may deduct $10 per year from an account of a Fund or may redeem the Fund's shares in the account, if as a result of redemption or transfer of shares the total investment remaining in the account for the Fund, has a value of less than $1,000. Shareholders will receive 60 days' written notice to increase the account value above $1,000 before the fee begins to be deducted or the shares are redeemed. A decline in the market value of your account alone would not require you to bring your investment up to the minimum.


194880.11
                                     -59-

                            HOW TO TRANSFER SHARES

      If you wish to transfer shares to another owner, send a written request to the Transfer Agent. Your request should include (1) the name of the Fund and existing account registration; (2) signature(s) of the registered owner(s); (3) the new account registration, address, Social Security Number or taxpayer identification number and how dividends and capital gains are to be distributed;
(4) any stock certificates which have been issued for the shares being transferred; (5) signature guarantees (See "Signature Guarantees"); and (6) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call the Transfer Agent at (800) 628-4077.


                  ACCOUNT STATEMENTS AND SHAREHOLDER REPORTS

      Each time you purchase, redeem or transfer shares of a Fund, you will receive a written confirmation. You will also receive a year-end statement of your account if any dividends or capital gains have been distributed, and an annual and a semi-annual report.

                         SPECIAL SHAREHOLDER SERVICES

      The Company offers the following four services for its shareholders:

      Regular Account - allows shareholders to make voluntary additions and withdrawals to and from their account as often as they wish;

      Invest-A-Matic Account - permits automatic monthly investments into a Fund from your checking account on a fixed or flexible schedule;

      Individual Retirement Accounts (IRA's); and

      Exchange Privileges Account - allows the shareholder to exchange his or her shares for shares of certain other Funds having different investment objectives provided the shares of the Fund the shareholder is exchanging into are noticed for sale in the shareholder's state of residence. A shareholder's account may be charged a $10.00 telephone exchange fee. An exchange is treated as a redemption and a purchase, and may result in the realization of a gain or loss on the transaction. More information on any of these services is available upon written request to the Company.

                      HOW NET ASSET VALUE IS DETERMINED

      The net asset value ("NAV") of the shares of each Fund is determined by its custodian as of the close of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern Time) on each business day from Monday to Friday or on each day (other than a day during which no Fund share was tendered for redemption and no order to purchase or sell a Fund share was

194880.11
                                     -60-
received by the Company) in which there is a sufficient degree of trading in the portfolio securities that the current NAV of the shares might be materially affected by changes in the value of such portfolio security. Each Fund's NAV is calculated at such 4:00 p.m. time set by the Company's Board of Directors based upon the Board's determination that this is the most appropriate time to price the securities.

      NAV per share for each Fund is determined by dividing the total value of the Fund's assets, less its liabilities, by the total number of shares of that Fund then outstanding. Generally, securities owned by a Fund are valued at market value.

      Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sales price. Other securities traded in the over-the-counter market and listed securities for which no sale is reported on that date are valued at the last reported bid price.

      Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost pricing procedures set, and determined to be fair, by the Board of Directors. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board of Directors.

      ADRs, EDRs, and GDRs will be valued at the closing price of the instrument last determined prior to the valuation time unless the Company is aware of a material change in value. Items for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate.

      The Company's management may compute the NAV per share more frequently in order to protect shareholders' interests.

                  DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

      Dividends from net investment income, if any, are declared annually. Each of the Funds intends to distribute annually realized net capital gains, after utilization of capital loss carryforwards, if any, to prevent application of a federal excise tax. However, a Fund may make an additional distribution any time prior to the due date, including extensions, of filing its tax return, if necessary to accomplish this result. Any dividends or capital gains distributed pursuant to a dividend declaration declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared. Unless you elect otherwise, dividends and capital gains distributions will be reinvested in additional shares of the Fund at no charge. Changes in your election regarding receipt of dividends and distributions must be sent to the Transfer Agent. Shareholders will be subject to tax on all dividends and distributions whether paid to them or reinvested in shares of the Fund. If an investment in Fund shares is made by a retirement plan, all dividends and capital gains distributions must be reinvested into an account of such plan.

194880.11
                                     -61-

      Generally, dividends from net investment income are taxable to investors as ordinary income. Certain gains or losses on the sale or retirement of international securities held by a Fund, to the extent attributable to fluctuations in currency exchange rates, as well as certain other gains or losses attributable to exchange rate fluctuations, must be treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) the income available for distribution to shareholders. If, under the rules governing the tax treatment of foreign currency gains and losses, the income available for distribution is decreased or eliminated, all or a portion of the dividends declared by a Fund may be treated for federal income tax purposes as a return of capital or, in some circumstances, as capital gain. Generally, a shareholder's tax basis in Fund shares will be reduced to the extent that an amount distributed to the shareholder is treated as a return of capital.

      Long-term capital gains distributions, if any, are taxable as net long-term capital gains when distributed regardless of the length of time shareholders have owned their shares. Net short-term capital gains and any other taxable income distributions are taxable as ordinary income.

      Each Fund sends detailed tax information about the amount and type of its distributions to its shareholders by January 31 of the year following the distributions.


                                    TAXES

      Each Fund will seek to qualify as a regulated investment company under Subchapter M of the Code. As a regulated investment company under the Code, a Fund is not liable for federal income taxes on income or net capital gains that are distributed to its shareholders or imputed to shareholders under the Code, or for any excise tax, to the extent its earnings are distributed as provided in the Code, and assuming it meets the tax diversification test, 90% gross income test and 30% gross income test as required by the Code.

      Each Fund will act and invest so as to comply with the requirements of Subchapter M which are described in the Statement of Additional Information. This may mean, for example, that it will be required to hold an investment longer than it otherwise would, or not engage in a hedging transaction which it otherwise would, in order to avoid violating one of the tests outlined above.

      The distribution to shareholders each year of investment income and capital gains will represent taxable income to the shareholders, who will be advised of such amounts by the Fund. The Company is a series corporation. Each Fund is treated as a separate taxable entity under the Code.

      Each International Fund may be subject to foreign withholding taxes on income from certain of its foreign securities. These withholding taxes will reduce the return on the shareholder's investment. If more than 50% of the value of a Fund's assets at the close of its

194880.11
                                     -62-
taxable year consists of stock or securities in foreign corporations, it may elect to pass through to its shareholders the amount of foreign withholding taxes it paid. If this election is made, shareholders will be (i) required to include in their gross income their pro rata share of foreign source income (including any foreign taxes paid by the Fund), and (ii) entitled to either deduct (as an itemized deduction in the case of individuals) their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. income tax, subject to certain limitations under the Code. The Fund will notify its shareholders of such election within 60 days of the close of its tax year. Shareholders may decide whether to utilize such flow through amount as either a deduction or a tax credit. Individual shareholders will usually find that the credit is more favorable. Tax-exempt investors, such as pension plans and individual retirement accounts, will not benefit from this pass through.

      On the account application, the shareholder must provide the shareholder's taxpayer identification number ("TIN"), certify that it is correct and certify that the shareholder is not subject to backup withholding under Internal Revenue Service ("IRS") rules. If the shareholder fails to provide a correct TIN or the proper certifications, the Fund will withhold 31% of all distributions and redemption proceeds payable to the shareholder. The Fund will also begin backup withholding on a shareholder's Fund account if the IRS instructs the Fund to do so. The Fund reserves the right not to open a shareholder's account or, if an account is already opened, to redeem a shareholder's shares at the current NAV, less any taxes withheld, if the shareholder fails to provide a correct TIN, fails to provide the proper certifications, or the IRS advises the Fund to begin backup withholding on the shareholder's Fund account.

                    GENERAL INFORMATION ABOUT THE COMPANY

      The Company is authorized to issue up to 500,000,000 shares of common stock, par value $0.01 per share, of which it has presently allocated 50,000,000 shares to each of the Funds. The Board of Directors can allocate the remaining authorized but unissued shares to any series of the Company or may create additional series and allocate shares to such series.

          A share of a Fund has priority in the assets of that fund in the event of a liquidation. The shares of a Fund will be fully paid and nonassessable, will have no preference over other shares of the Fund as to conversion, dividends, or retirement, and will have no preemptive rights. Shares of a Fund will be redeemable from the assets of that Fund at any time, as described above.

      Each outstanding share of a Fund is entitled to one vote for each full share of stock and a fractional vote for fractional shares of stock. All shareholders vote on matters which concern the Company as a whole. The Company is not required to hold a meeting of shareholders each year, and may elect not to hold a meeting in years when no meeting is necessary. The shareholders of a Fund shall vote separately on matters that affect only such Fund's interest. The Funds' shares do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect all of the Directors if they

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                                     -63-
     choose to do so. Shareholders may utilize procedures described in the Statement of Additional Information to call a meeting.

          The name of the Company was changed from The World Funds, Inc. to Vontobel Funds, Inc. effective on February 28, 1997, as approved by the Board of Directors of the Company.

      Limitation on Use of Name - The Advisory Agreement for each Fund authorizes the Company to utilize the name "Vontobel." The Company agrees that if an Advisory Agreement is terminated it will submit to shareholders a proposal that the related Fund redesignate its name to eliminate any reference to the name "Vontobel" or any derivation thereof unless the Advisor waives this requirement in writing.

                          TO OBTAIN MORE INFORMATION

          For further information on the Funds, please contact Commonwealth Shareholder Services, Inc., P.O. Box 8687, Richmond, VA 23226, telephone:
     (800) 527-9500.

      Additional information may also be obtained by requesting a copy of the Statement of Additional Information.

Investment Advisor:  Vontobel USA Inc.
                     450 Park Avenue
                     New York, NY  10022

Distributor:         Vontobel Fund Distributors,
                         a division of First Dominion Capital Corp.
                     1500 Forest Avenue, Suite 223
                     Richmond, VA  23229

Independent Auditors: Tait, Weller & Baker
                     2 Penn Center Plaza
                     Suite 700
                     Philadelphia, PA  19102

Marketing Services:  For general information on the Funds and marketing services, call the
                     Distributor at (800) 527-9500 toll free.


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                                     -64-

Transfer Agent:      For account information, wire purchase or redemptions, call or write to the Company's Transfer Agent:

                         Fund Services, Inc.
                         P.O. Box 26305
                         Richmond, VA 23260-6305
                         (800) 628-4077 Toll Free

More Information:    For 24-hour, 7-days-a-week price information call
                     1-800-527-9500.

                     For information on any series of the Company, investment plans, or other shareholder services, call 1-800-527-9500 during normal business hours, or write the Company at 1500 Forest Avenue, Suite 223, Richmond, VA 23229.

      No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer made by this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.



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